P R O S P E C T U S
November 10, 2010

EntrepreneurShares Global FundTM

CUSIP — Class A: 293828307
CUSIP — Retail Class: 293828109
CUSIP — Institutional Class: 293828208

EntrepreneurShares Global FundTM seeks long term capital appreciation.  The Fund seeks investment results that exceed the performance, before fees and expenses, of the MSCI World Index, through active principles-based securities selection.  The Fund mainly invests in equity securities of global companies with market capitalizations that are above $150 million at the time of initial purchase and possess entrepreneurial characteristics, as determined by the Fund’s portfolio manager.  In view of this, the Fund may be subject to above-average risk.

Please read this Prospectus and keep it for future reference.  It contains important information, including information on how the Fund invests and the services it offers to shareholders.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

“EntrepreneurShares.  Invest in Visionary Leadership,” EntrepreneurSharesTM and EnterepreneurShares Global Fund TM are pending trademarks/service marks of Dr. Joel M. Shulman, and have been licensed for use by the Fund’s investment adviser.

EntrepreneurShares Global FundTM
40 Grove Street
Wellesley Square, MA 02482
Toll Free: 800-287-9469

TABLE OF CONTENTS

SUMMARY INFORMATION	1
INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES	5
DISCLOSURE OF PORTFOLIO HOLDINGS	8
MANAGEMENT OF THE FUND	8
DISTRIBUTION AND SERVICE PLANS (CLASS A AND RETAIL CLASS SHARES)	8
THE FUND’S SHARE PRICE	9
PURCHASING SHARES	10
REDEEMING SHARES	17
DIVIDENDS, DISTRIBUTIONS AND TAXES	22
RELATED PERFORMANCE INFORMATION	22
FINANCIAL HIGHLIGHTS	25

SUMMARY INFORMATION

Investment Objective

EntrepreneurShares Global FundTM (the Fund) seeks long term capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in the section entitled “How Class A Shares Sales Charges are Calculated” beginning on page 12 of this Prospectus.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Retail Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases	4.75%	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None	None	None
Redemption Fee (as a percentage of amount redeemed within five business days of purchase)	2%	2%	2%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.25%	1.25%	1.25%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.25%	None
Other Expenses*	0.45%	0.45%	0.45%
Total Annual Fund Operating Expenses	1.95%	1.95%	1.70%

*   Other Expenses are based on estimated amounts for the first 12 months of the Fund’s operations.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A	$664	$1,058
Retail Class	$198	$612
Institutional Class	$173	$536

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies

The Fund seeks investment results that exceed the performance, before fees and expenses, of the MSCI World Index (the “Index”), through active principles-based securities selection.  The Fund mainly invests in equity securities of global companies with market capitalizations that are above $150 million at the time of initial purchase and possess entrepreneurial characteristics (“entrepreneurial companies”), as determined by the Fund’s portfolio manager.  Equity securities include common stocks, preferred stocks, convertible preferred stocks, warrants, options and American Depository Receipts.

Under normal market conditions, the Fund will invest at least 40% of its assets in equity securities of companies domiciled or headquartered outside of the United States, or whose primary business activities or principal trading markets are located outside of the United States (“foreign companies”), unless the Advisor deems market conditions and/or company valuations to be less favorable to foreign companies, in which case, the Fund will invest at least 30% of its total assets in foreign companies.  The Fund may invest in a broad range of securities in both developed and emerging markets.  The Fund will invest in at least three countries.

The Fund’s investment strategy is unique, in part, due to the portfolio manager’s proprietary process of identifying a universe of companies, including technology companies, that the manager believes possess entrepreneurial management characteristics.  The Fund utilizes quantitative models to narrow the broad universe of domestic and foreign companies in which it may invest.  The Fund then uses fundamental analysis to identify from this list the entrepreneurial companies that it believes have the potential for long-term capital appreciation.  By way of example, in conducting the fundamental analysis, the Fund looks for companies with a good business, shareholder-oriented management and organic growth.  The portfolio manager generally will sell a portfolio security when he believes the security has achieved its value potential; changing fundamentals signal a deteriorating value potential; or other securities with entrepreneurial characteristics have better performance potential.

Principal Risks of Investing in the Fund

Investors in the Fund may lose money.  The Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for potential long-term capital appreciation.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  There are risks associated with the Fund’s principal investment strategies.  These risks include:

●
Manager Risk:

How the portfolio manager manages the Fund will affect the Fund’s performance.  The Fund may lose money if the portfolio manager’s investment strategy does not achieve the Fund’s objective or the portfolio manager does not implement the strategy properly.

2

●
No Prior Experience Managing a Registered Mutual Fund:

While Dr. Joel M. Shulman, the Fund’s portfolio manager, has managed private funds and accounts for over five years, the Fund is the first registered mutual fund managed by the Advisor and Dr. Shulman.  As a result, the Fund is subject to risks that may result from Dr. Shulman’s lack of prior experience managing a registered mutual fund.

●
Market Risk:

The prices of the securities, particularly the common stocks, in which the Fund invests may decline for a number of reasons.  The price declines of common stocks, in particular, may be steep, sudden, and/or prolonged.

●
Common Stock Risk:

Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Debt securities and preferred stocks have rights senior to a company’s common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

●
Small and Medium Sized Companies Risk:

The Fund invests in small and medium sized companies, which may have more limited liquidity and greater price volatility than larger, more established companies.  Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals.

●
Technology Company Investing Risk:

Investment in technology companies, including companies engaged in Internet-related activities, is subject to the risk of short product cycles and rapid obsolescence of products and services and competition from new and existing companies. The realization of any one of these risks may result in significant earnings loss and price volatility. Some technology companies also have limited operating histories and are subject to the risks of small or unseasoned companies, as described under “Small and Medium Sized Companies Risk.”

●
Foreign Securities Risk:

The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers.  The costs associated with securities transactions are often higher in foreign countries than the U.S.  The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund may be affected favorably or unfavorably by changes in foreign currency exchange rates.  An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund.  Additionally, investments in foreign securities, even those publicly traded in the United States, may involve risks that are in addition to those inherent in domestic investments.  Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available

3

information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

●
Emerging Markets Risk:

Investments in emerging market countries may have more risk because these markets are less developed, less liquid and subject to increased economic, political, regulatory or other uncertainties.

●
Quantitative Investment Approach Risk:

The Fund utilizes a combined approach of quantitative and qualitative analysis.  The Fund employs a number of quantitative filters in identifying a broad array of entrepreneurial companies, and then the Fund performs fundamental analysis in determining its final stock selection.  While the portfolio manager continuously reviews and refines, if necessary, his investment approach, there may be market conditions where the quantitative or qualitative investment approaches perform poorly.

Performance

Performance information for the Fund will be provided once it has annual returns for a full calendar year.  Please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance.  It may perform better or worse in the future.

Management

Investment Advisor

Weston Capital Advisors, LLC is the Fund’s investment advisor.

Investment Sub-Advisor

EntrepreneurShares, LLC is the Fund’s investment sub-advisor.

Portfolio Manager

Dr. Joel M. Shulman has been the Fund’s portfolio manager since inception.

Purchase and Sale of Fund Shares

You may purchase shares of the Fund by contacting your broker-dealer or other financial intermediary, or directly by calling 1 -877-271-8811.   You may buy and redeem shares of the Fund each day the New York Stock Exchange (the NYSE) is open.  The minimum initial investment in the Fund’s Class A and Retail Class shares is $2,500, $1,000 for Individual Retirement Accounts (IRAs).  The minimum initial investment in the Fund’s Institutional Class shares is $1 million.  There is a $100 minimum subsequent investment requirement for Class A and Retail Class shares.  There is no minimum subsequent investment requirement for Institutional Class shares.  A $50 minimum exists for each additional investment made through the Automatic Investment Plan.

4

You may redeem (or purchase) Fund shares by sending the letter of instruction to EntrepreneurShares Global FundTM, P.O. Box 701, Milwaukee, WI 53201-0701, or by telephone at 1 877-271-8811 .  Investors who wish to redeem (or purchase) shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders to redeem shares of the Fund may be placed.

Dividends, Capital Gains, and Taxes

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES

The Fund seeks investment results that exceed the performance, before fees and expenses, of the Index, through active principles-based securities selection.  The Fund mainly invests in equity securities of global companies with market capitalizations that are above $150 million at the time of initial purchase and possess entrepreneurial characteristics, as determined by the Fund’s portfolio manager.  Equity securities include common stocks, preferred stocks, convertible preferred stocks, warrants, options and American Depository Receipts.

The Fund’s investment objective may be changed without shareholder approval on 60 days' written notice to shareholders.

Portfolio Manager Investment Philosophy

It is the view of the portfolio manager that organizations that emphasize entrepreneurial culture, organic growth, and shareholder-aligned compensation have the potential to outperform well established corporations over time.  Entrepreneurs tend to keep their organization costs lean, debt levels manageable, and expansion projects within reach.  Though they may have much less access to cheap debt or equity, they tend to more than compensate with methods for making their resources go further.  Consequently, entrepreneurs generally are less affected than nonentrepreneurs by macrocredit decisions that reduce borrowing capacity in the marketplace, and generally have the balance sheets to withstand difficult capital-market conditions and the management expertise, confidence, and savvy to navigate unexpected disruptions.

Entrepreneurs with vast financial resources are not always successful.  In order to grow, entrepreneurial teams need opportunities to match their resources with appropriate projects.  Entrepreneurs tend to seek out and deliver projects with high return on invested capital and engage in successful deal brokering.  They tend to leverage business relationships to full economic advantage and position their company at the center of industry growth.  Their wealth is created, in part, from a unique vision on how to extract value within competitive market environments.  Eventually the outstanding results of entrepreneurial businesses attract the attention of analysts and the media, and publicly traded stocks of successful entrepreneurial companies are bid higher.

5

The Advisor searches for attributes that are markers of entrepreneurial behavior that can be monitored.  For example, an organization with an “entrepreneurial culture” is presumed to have a more efficient workforce that would outperform non-entrepreneurial companies.  If this were the case, then the portfolio manager expects entrepreneurial companies to have lower “SGA” (selling, general, and administrative) expenses, higher gross margins, and higher “ROA” (return on assets).  Company SGA, ROA, net profit, and other margin-related factors are monitored and compared to industry benchmarks.

The Advisor evaluates “entrepreneurial vision.”  The Advisor presumes that company managers with better entrepreneurial vision will select more efficient and economically effective growth vehicles, without taking on undue risk.  This trait might be represented by superior growth characteristics compared to other non-entrepreneurial peer companies in the same industry.  These characteristics include: (i) more organic growth; (ii) more strategic alliances/partnerships/licensing deals; (iii) lower debt levels; (iv) lower or no dividends; and (v) higher sales turnover (sales divided by total assets).

There may be a number of factors that distinguish entrepreneurial companies from non-entrepreneurial companies.  Based on numerous attributes that in the portfolio manager’s view distinguish entrepreneurs, these attributes include:

(1)	organic growth opportunities
(2)	above-average ownership stakes among key stakeholders
(3)	low SGA expense
(4)	above-average ROIC (return on invested capital)
(5)	sustainable growth
(6)	manageable debt
(7)	active strategic alliances/partnerships/licensing deals
(8)	shareholder-aligned executive compensation packages
(9)	low executive turnover
(10)	transparent corporate governance
(11)	long duration of key managers
(12)	low or no dividends
(13)	family involvement
(14)	high EBITDA (earnings before interest, taxes, depreciation, and amortization) margin percentage
(15)	other significant stakeholder relationships (such as key board members, etc.)

The Fund’s Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 40% of its assets in equity securities of companies domiciled or headquartered outside of the United States, or whose primary business activities or principal trading markets are located outside of the United States (“foreign companies”), unless the Advisor deems market conditions and/or company valuations to be less favorable to foreign companies, in which case, the Fund will invest at least 30% of its total assets in foreign companies.  The Fund may invest in a broad range of securities in both developed and emerging markets.  The Fund will invest in at least three countries.

The Fund’s investment strategy is unique, in part, due to the portfolio manager’s proprietary process of identifying a universe of companies, including technology companies, that the manager believes possess entrepreneurial management characteristics.  The Fund utilizes quantitative models to narrow the broad universe of domestic and foreign companies in which it may invest.  The Fund then uses fundamental analysis to identify from this list the entrepreneurial companies that it believes have the potential for long-term capital appreciation.  By way of example, in conducting the fundamental analysis,

6

the Fund looks for companies with a good business, shareholder-oriented management and organic growth.  The portfolio manager generally will sell a portfolio security when the portfolio manager believes the security has achieved its value potential; changing fundamentals signal a deteriorating value potential; or other securities with entrepreneurial characteristics have better performance potential.

The Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for potential long-term capital appreciation.

The Fund’s Non-Principal Investment Strategies

Ordinarily, the portfolio manager intends to keep the portfolio of the Fund fully invested in entrepreneurial stocks; however, the Fund may, in response to adverse market, economic, political or other conditions, take temporary defensive positions.  In such circumstances the Fund may invest in money market instruments (such as U.S. Treasury Bills, commercial paper or repurchase agreements).  The Fund will not be able to achieve its investment objective of long-term capital appreciation to the extent that it invests in money market instruments since these securities do not appreciate in value.  When the Fund is not taking a temporary defensive position, it may hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.  Under normal circumstances, the Fund will not invest more than 20% of its assets in cash and money market instruments.

Although the Fund does not expect to invest a significant amount of its assets in exchange-traded funds (ETFs), the Fund may purchase shares of ETFs.  ETFs are investment companies that are bought and sold on a securities exchange.  An ETF generally represents a portfolio of securities designed to track a particular market index.  Typically, the Fund would purchase ETF shares to increase its equity exposure to all or a portion of the stock market while maintaining flexibility to meet the liquidity needs of the Fund.  The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in a particular ETF could result in it being more volatile than the underlying portfolio of securities and trading at a discount to its net asset value (NAV).  ETFs also have management fees that are part of their costs, and the Fund will indirectly bear its proportionate share of these costs.  Generally, the Fund will purchase shares of ETFs having the characteristics of the types of common stocks in which the Fund typically invests.  If greater liquidity is desired, then the Fund may purchase shares of ETFs designed to track the price performance and dividend yield of a broad market index.

The Fund may purchase stock index futures contracts to efficiently manage cash flows into and out of the Fund and to potentially reduce trading costs.  Participation in the futures markets involves additional investment risks, in particular, the loss from investing in futures contracts is potentially unlimited.  The skills needed to invest in futures contracts are different from those needed to invest in portfolio securities.  While the Fund plans to utilize futures contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time.

Although it seeks to invest for the long term, the Fund retains the right to sell securities irrespective of how long they have been held.  It is presently anticipated, though not assured, that the annual portfolio turnover rate of the Fund will not exceed 100%.  A portfolio turnover rate of 100% would occur, for example, if all of the Fund’s securities were replaced within one year.  A portfolio turnover rate of 100% or more would result in the Fund incurring more transaction costs such as brokerage, mark-ups or mark-downs.  Payment of these transaction costs could reduce the Fund’s total return.  High portfolio turnover could also result in the payment by the Fund’s shareholders of increased taxes on realized gains.

7

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s statement of additional information (the SAI), which is incorporated by reference into this Prospectus, contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings.

MANAGEMENT OF THE FUND

Weston Capital Advisors, LLC (the Advisor) is the Fund’s investment advisor and EntrepreneurShares, LLC is the Fund’s investment sub-advisor (the Sub-Advisor).  The address of the Advisor and the Sub-Advisor is 40 Grove Street, Wellesley Square, MA  02482.  The Advisor has delegated the day-to-day management of the Fund’s portfolio to the Sub-Advisor.  The Advisor and the Sub-Advisor are controlled by Dr. Joel M. Shulman.

For the services of the Advisor, the Fund pays the Advisor a monthly fee at the annual rate of 1.25% of its average daily net assets.  The Advisor, in turn, pays a fee to the Sub-Advisor from its own assets.  The Sub-Advisory fee is not an additional expense of the Fund.

The Fund is a series of EntrepreneurShares Series Trust (the Trust).  A discussion regarding the basis for approval by the Board of Trustees of the Trust (the Board) of the Fund’s advisory and sub-advisory agreements will be available in the Fund’s first shareholder report.

Dr. Shulman has been the Fund’s portfolio manager since its inception.  As such, he is primarily responsible for the day-to-day management of the Fund’s portfolio.  Dr. Shulman has been employed by the Sub-Advisor as a portfolio manager since March 2010.  In addition, Dr. Shulman has managed private funds and individual accounts for over five years.  Since 1992, he has been an Associate Professor at Babson College (the number one-ranked graduate and undergraduate program in entrepreneurship, according to BusinessWeek and U.S. News & World Report for the last 15 years), where he holds the Robert F. Weissman Term Chair of Entrepreneurship.  He holds a Ph.D. in Finance from Michigan State University and is a CFA charter holder.  Dr Shulman also holds an MPA from the JFK School of Government at Harvard University.

The SAI, which is incorporated by reference into this Prospectus, provides additional information about Dr. Shulman’s compensation, other accounts managed and ownership of securities in the Fund.

DISTRIBUTION AND SERVICE PLANS (CLASS A AND RETAIL CLASS SHARES)

The Trust has adopted distribution and service (Rule 12b-1) plans for the Fund’s Class A and Retail Class shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended.  Each Plan allows the Fund to use up to 0.25% of the average daily net assets attributable to the relevant class of Fund shares, to pay sales, distribution, and other fees for the sale of that share class and for services provided to holders of that class of shares.  Because these fees are paid out of the Fund’s assets, over time, these fees will increase the cost of your investment in Class A or Retail Class shares and may cost you more than paying other types of sales charges.

The Fund’s Institutional Class shares are not subject to any distribution and service (Rule 12b-1) fees.

8

THE FUND’S SHARE PRICE

The price at which investors may purchase shares of the Fund is called the public offering price (“POP”).  The POP for Class A shares is the NAV for Class A shares plus the applicable sales charge, which depends on the amount of the investment.  Purchases of the Retail and Institutional Class shares are priced at the NAVs of those share classes.
The NAV for each class of the Fund’s shares normally is calculated as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time) on each day that the NYSE is open for trading.  The NYSE is closed on national holidays, Good Friday and weekends.  The NAV for each share class is calculated based on the market prices of the securities held by the Fund (other than money market instruments, which are generally valued at amortized cost, as explained below).  If market quotations for the securities and other assets held by the Fund are not readily available, the Fund values such securities and assets at their fair value pursuant to procedures established by and under the supervision of the Board.
Short-term investments held with a remaining maturity of 60 days or less generally are valued at amortized cost, as the Board believes that this method of valuing short-term investments approximates market value.  Short-term investments with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations received from market makers or other appropriate sources; thereafter, they are generally valued at amortized cost.

Types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) options not traded on a securities exchange; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended, as permitted by the Securities and Exchange Commission (the SEC); (e) foreign securities, if an event or development has occurred subsequent to the close of the foreign market and prior to the close of regular trading on the NYSE that would materially affect the value of the security; and (f) fixed income securities that have gone into default and for which there is not a current market value quotation.  Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.  There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

As the Fund intends to hold certain portfolio securities that are primarily listed on foreign exchanges and trade on weekends or other days when the Fund does not price its shares, the Fund’s NAV may change on days when shareholders will not be able to purchase or redeem Fund shares.

The Fund will process orders that it receives in good order prior to the close of regular trading on a day that the NYSE is open at the NAV for the relevant class of shares determined later that day.  It will process purchase orders and redemption orders that it receives in good order after the close of regular trading on the NYSE at the NAV for the relevant class of shares calculated on the next day the NYSE is open.

9

PURCHASING SHARES

How to Purchase Shares of the Fund

1.	Read this Prospectus carefully.

2.	Determine how much you want to invest keeping in mind the following minimums:

	a.	Initial Investments

		●	Class A accounts	$2,500
		●	Retail Class accounts	$2,500
		●	Institutional Class accounts	$1 million
		●	IRAs (other than Institutional Class)	$1,000

	b.	Additional Investments

		●	Class A accounts	$100
		●	Retail Class accounts	$100
		●	Institutional Class Accounts	No minimum
		●	Automatic Investment Plan	$50
		●	Dividend reinvestment	No minimum

3.
Complete the Purchase Application accompanying this Prospectus, carefully following the instructions.  For additional investments, complete the reorder form attached to your confirmation statements (the Fund has additional Purchase Applications and reorder forms if you need them).

In compliance with the USA PATRIOT Act of 2001, please note that the Fund’s transfer agent will verify certain information on your Account Application as part of the Fund’s Anti-Money Laundering Program.  As requested on the Application, you should supply your full name, date of birth, Social Security number, and permanent street address.  The Fund might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the transfer agent verify your identity.  Mailing addresses containing only a P.O. box will not be accepted.  If the transfer agent does not have a reasonable belief of the identity of a shareholder, the account will be rejected or you will not be allowed to place a transaction on the account.  The Fund also reserves the right to close the account within five business days if satisfactory documentation is not received.  If you have any questions, please call 1- 877-271-8811.

All purchase orders received in good order by the Fund (or its designee) before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time) will receive the appropriate price calculated on that day for the class of shares being purchased, and all purchase orders received in good order by the Fund (or its designee) after the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time) will receive the appropriate price calculated on the next business day for that class of shares.

4.
Make your check payable to “EntrepreneurShares Global Fund.”  All checks must be in US Dollars drawn on a domestic bank.  The Fund will not accept cash, money orders, or cashier’s checks in amounts of less than $10,000.  Due to the risks associated, the Fund also will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares.  Post-dated checks, post-dated on-line bill pay checks, or any conditional order or payment cannot be accepted for the purchase of Fund shares.

10

U.S. Bancorp Fund Services, LLC (USBFS), the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account for any payment check returned for insufficient funds.  The shareholder will also be responsible for any losses suffered by the Fund as a result.  The Fund may redeem shares you own as reimbursement for any such losses.  The Fund reserves the right to reject, without prior notification, any purchase order for shares of the Fund.  Following any such rejection, the Fund will notify the investor of the rejected purchase order.

5.	Send the application and check to:

BY FIRST CLASS MAIL

EntrepreneurShares Global FundTM c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701

BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL

EntrepreneurShares Global FundTM c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202-5207

Please do not send letters by overnight delivery service or registered mail to the post office box address.

6.
To purchase shares by wire, USBFS must have received a completed application and issued an account number.  If you wish to open an account by wire, please call 1- 877-271-8811 prior to wiring funds.  You should wire funds to:

US Bank, N.A.
777 E. Wisconsin Ave.
ABA #075000022
For credit to US Bancorp Fund Services
Account # 112-952-137
For further credit to:
[Investor Account # _______]
[Name or Account Registration]
[Social Security or Taxpayer Identification Number]

Please remember that US Bank, N.A. must receive your wired funds prior to the close of regular trading on the NYSE for you to receive same day pricing.  The Fund and US Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Choosing a Share Class

The Fund offers three classes of shares, Class A, Retail Class and Institutional Class.  The three classes, which represent interests in the same portfolio of investments and have the same rights, differ primarily in the expenses to which they are subject and required investment minimums.

11

●
Class A shares bear an initial sales load of 4.75% (which may decline, based on the amount invested, as explained further below, under “How Class A Shares Sales Charges are Calculated”).  In addition, Class A shares are subject to distribution and service (Rule 12b-1) fees of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares.  Class A shares are available for purchase by investors who purchase shares of the Fund through registered broker-dealers.

●
Retail Class shares are not subject to any sales loads, but are subject to distribution and service (Rule 12b-1) fees of up to 0.25% of the Fund’s average daily net assets attributable to Retail Class shares.  Retail Class shares are available for purchase by all types of investors.

●
Institutional Class shares are not subject to any sales loads or distribution and service (Rule 12b-1) fees.  Institutional Class shares are available only to shareholders who invest directly in the Fund, or who invest through a broker-dealer, financial institution, or servicing agent that does not receive a service fee from the Fund, the Advisor or the Sub-Advisor.  In addition, Institutional Class shares have a minimum initial investment requirement that is higher than that of Class A or Retail Class shares.

How Class A Shares Sales Charges are Calculated

Class A shares are sold to investors at the public offering price, which is the NAV plus an initial sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table.  As provided in the table, the percentage sales charge declines based upon the dollar value of Class A shares an investor purchases.

Your Investment	As a Percentage of Offering Price	As a Percentage of Your Investment
Less than $50,000	4.75%	4.99%
At least $50,000 but less than $100,000	3.75%	3.90%
At least $100,000 but less than $250,000	2.75%	2.83%
At least $250,000 but less than $500,000	1.75%	1.78%
At least $500,000 but less than $1 million	1.00%	1.01%
At least $1 million	None*	None*
__________________
*
Although investors pay no initial sales charge when they invest $1 million or more in Class A shares of the Fund, such investors may be subject to a contingent deferred sales charge (CDSC) of up to 1.00% of the lesser of the cost of the Class A shares at the date of purchase or the value of the shares at the time of redemption if they redeem within one year of purchase.

12

Initial Sales Charge Reductions

Letter of Intent.  By signing a Letter of Intent (LOI) you can reduce your Class A sales charge.  Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period.  The LOI will apply to all purchases of the Fund’s Class A shares.  Any Class A shares purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date.  Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI.  Shares equal to 4.75% of the amount of the LOI will be held in escrow during the 13-month period.  If, at the end of that period the total amount of purchases made is less than the amount stated in the LOI, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect.  This amount will be obtained by redemption of some or all of the escrowed shares.  Any remaining escrowed shares will be released to you.

Right of Accumulation.  You may combine your new purchase of Class A shares with other Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases.  The applicable sales charge for the new purchase is based on the total of your current purchase and the current POP of all other shares you own.

Class A Initial Sales Charge Waivers

Class A initial sales charges may be waived for certain types of investors, including:

●
Investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by nonaffiliated broker-dealers and other financial institutions that have entered into agreements with the Fund, the Fund’s distributor (the Distributor), or its affiliates.

●	Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Fund, the Distributor, or its affiliates.

If you qualify for a waiver of the Class A initial sales charge, you must notify your Servicing Agent or the transfer agent at the time of purchase.

Investments of $1 Million or More in Class A Shares

Although an initial sales charge is not imposed on a purchase of $1 million or more in the Fund’s Class A shares, the investor may be subject to a contingent deferred sales charge (CDSC) of up to 1.00% of the lesser of the cost of the shares at the date of purchase or the value of the shares at the time of redemption, if the shares are redeemed within one year of purchase.

The Distributor may pay up to 1.00% to a broker-dealer, financial institution or other service provider (a Servicing Agent) for Class A share purchase amounts of $1 million or more.  The Servicing Agent may receive both a payment of up to 1.00% from the Distributor, as well as the annual distribution and service (Rule 12b-1) fee, starting immediately after purchase.  Please contact your Servicing Agent for more information.

Waivers of Class A CDSCs

The CDSC that may be charged on investments in Class A shares in excess of $1 million that are sold within one year of purchase will be waived in the following cases:

●
Sales of Class A shares held at the time the investor dies or becomes disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code of 1986 (the Code), which relates to the ability to engage in gainful employment), if the shares are: (1) registered either in the investor’s name (not a trust) or in the names of the investor and his or her

13

spouse as joint tenants with rights of survivorship; or (2) held in a qualified corporate or self-employed retirement plan, IRA, or 403(b) Custodial Account, provided, in any case, that the sale is requested within one year of the investor’s death or initial determination of disability.

●
Sales of Class A shares in connection with the following retirement plan “distributions”: (1) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a “key employee” of a “top heavy” plan, following attainment of age 591⁄2); (2) distributions from an IRA or 403(b) Custodial Account following attainment of age 591⁄2; or (3) a tax-free return of an excess IRA contribution (a “distribution” does not include a direct transfer of IRA, 403(b) Custodial Account, or retirement plan assets to a successor custodian or trustee).  The charge also may be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in the Fund.  In such event, the Fund will “tack” the period for which the original shares were held onto the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC is applicable in the event that such acquired shares are redeemed following the transfer or rollover.  The charge also may be waived on any redemption that results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code or the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2).  In addition, the charge may be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

●	Sales of Class A shares in connection with the Systematic Withdrawal Plan, subject to the conditions outlined below under “How to Redeem Using a Systematic Withdrawal Plan.”

All waivers will be granted only following the Distributor receiving confirmation of your entitlement.  If you believe you are eligible for a CDSC waiver, please contact your Servicing Agent.  In order to obtain a waiver, you may be required to provide information and records, such as account statements, to your Servicing Agent.  Please retain all account statements.  The records required for a CDSC waiver may not be maintained by the Fund, its transfer agent, or your Servicing Agent.

Reinstatement Privilege

If you sell Class A shares of a Fund, you may reinvest some or all of the proceeds in the Class A shares of the Fund within 120 days without a sales charge, as long as the Distributor or your Servicing Agent is notified before you reinvest.  If you paid a CDSC when you sold shares and you reinvest in Class A shares of the Fund within 120 days of such sale, the amount of the CDSC you paid will be deducted from the amount of initial sales charge due on the purchase of Class A shares of the Fund, if you notify your Servicing Agent.  All accounts involved must have the same registration.

More About CDSCs

You do not pay a CDSC on the following:

●	Class A shares representing reinvested distributions and dividends

●	Class A shares held longer than one year from the date of purchase

The Distributor receives CDSCs as partial compensation for its expenses in selling shares, including the payment of compensation to your Servicing Agent.

14

Purchasing Shares from Broker-Dealers, Financial Institutions and Others

Some broker-dealers may sell shares of the Fund.  These broker-dealers may charge investors a fee either at the time of purchase or redemption.  The fee, if charged, is retained by the broker-dealer and not remitted to the Fund, the Advisor or the Sub-Advisor.

The Fund may enter into agreements with Servicing Agents that may include the Fund as an investment alternative in the programs they offer or administer.  Depending on the Servicing Agent’s arrangements with the Fund, you may qualify to purchase Institutional Class shares, which are subject to lower ongoing expenses.  Servicing Agents may:

●
Become shareholders of record of the Fund.  This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agents.  This also means that purchases made through Servicing Agents may not be subject to the minimum purchase requirements of the Fund.

●
Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.  Please contact your Servicing Agent for information regarding cut-off times for trading the Fund.

●
Charge fees for to their customers for the services they provide them.  Also, the Fund and/or the Advisor or Sub-Advisor may pay fees to Servicing Agents to compensate them for the services they provide their customers.

●	Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the NYSE, it will receive same day pricing.

●
Be authorized to accept purchase orders on behalf of the Fund (and designate other Servicing Agents to accept purchase orders on the Fund’s behalf).  If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Fund’s behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time) will receive that day’s NAV, and all purchase orders received in good order by the Servicing Agent (or its designee) after the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time) will receive the next day’s NAV.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent because particular Servicing Agents may adopt policies or procedures that are separate from those described in this Prospectus.  Investors purchasing or redeeming through a servicing agent need to check with the Servicing Agent to determine whether the Servicing Agent has entered into an agreement with the Fund.  When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund.  If the Servicing Agent does not, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.

The Fund and/or the Advisor or Sub-Advisor may pay fees to Servicing Agents to compensate them for the services they provide their customers, to reimburse them for the marketing expenses they incur, or to pay for the opportunity to have them distribute the Fund.  The amount of these payments is determined by the Fund and/or the Advisor or Sub-Advisor and may differ among Servicing Agents.

15

Such payments may provide incentives for Servicing Agents to make shares of the Fund available to their customers, and may allow the Fund greater access to such Servicing Agents and their customers than would be the case if no payments were made.  You may wish to consider whether such arrangements are in place when evaluating any recommendation to purchase shares of the Fund.

Other Information about Purchasing Shares of the Fund

The Fund may reject any purchase application for any reason.  The Fund will not accept any initial purchase orders by telephone unless they are from a Servicing Agent which has an agreement with the Fund.

The Fund will not issue certificates evidencing shares.  Instead, the Fund will send investors written confirmation for all purchases of shares.

The Fund offers an automatic investment plan allowing shareholders to make purchases, in amounts of $50 or more, on a regular basis.  To use this service, the shareholder must authorize the transfer of funds from their checking or savings account by completing the Automatic Investment Plan section of the Purchase Application and attaching either a voided check or pre-printed savings deposit slip.  The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House (ACH).  The transfer agent is unable to debit mutual fund or pass through accounts.  If your payment is rejected by your bank, the transfer agent will charge a $25 fee to your account.  Any request to change or terminate an Automatic Investment Plan should be submitted to the transfer agent five days prior to effective date.

The Fund offers a telephone purchase option for subsequent purchases pursuant to which money will be moved from the shareholder’s bank account to the shareholder’s Fund account upon request.  Only bank accounts held at domestic financial institutions that are ACH members can be used for telephone transactions.  Fund shares are purchased at the NAV for the relevant class (plus any applicable sales charge) determined as of the close of regular trading on the day that USBFS receives the purchase order.  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.  The minimum transaction amount for a telephone purchase is $100.

The Fund offers the following tax-advantaged savings plans:

Traditional IRA
IRA
SEP IRA
Simple IRA
Roth IRA
Coverdell Education Savings Account (ESA)

The Fund recommends that investors consult with a competent financial and tax advisor regarding an IRA or ESA before investing.  Investors can obtain further information about the automatic investment plan, the telephone purchase plan, the IRAs and the ESA by calling 1-800-287-9469.

If you would like to purchase shares for a retirement or education savings account, please call 1- 877-271-8811 for additional information.

Householding

To reduce expenses, the Fund generally mails only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts and to shareholders that the Fund reasonably believes are from the same family and household.  This is referred to as

16

“householding.”  If you wish to discontinue householding and would like to receive individual copies of these documents, please call us at 1- 877-271-8811 .  Once the Fund receives notice to stop householding, the Fund will begin sending individual copies thirty days after receiving requests.  This policy does not apply to account statements.

Inactivity

Under certain circumstances, if no activity occurs in an account within a time period specified by state law, your shares of the Fund may be transferred to that state.  Please call 1 800-287-9469 for additional information.

REDEEMING SHARES

How to Redeem (Sell) Shares by Mail

Prepare a letter of instruction containing:

●	account number(s)

●	the amount of money or number of shares being redeemed

●	the name(s) on the account

●	daytime phone number

●
additional information that the Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity.  Please contact USBFS in advance at 1-877-271-8811 if you have any questions.

Sign the letter of instruction exactly as the shares are registered.  Joint ownership accounts must be signed by all owners.

A signature guarantee will be required for the following situations:

●	When redemption proceeds are payable or sent to any person, address, or bank account not on record.

●	The redemption request is received within 30 days after an address change.

●	For redemptions in excess of $50,000.

●	If the ownership is being changed on your account.

In addition to the situations described above, the Fund and/or the transfer agent reserve the right to require a signature guarantee in other instances, based on the circumstances related to the particular situation.  Signature guarantees generally will be accepted from domestic banks, broker-dealers, credit unions, national securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agent Medallion Program (STAMP).

Non financial transactions, including establishing or modifying certain services on an account, may require a signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.

17

A notarized signature is not an acceptable substitute for a Medallion Signature Guarantee.

Send the letter of instruction to:

FOR FIRST CLASS MAIL

EntrepreneurShares Global FundTM
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

FOR OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL

EntrepreneurShares Global FundTM
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202-5207

Please do not send letters of instruction by overnight delivery service or registered mail to the post office box address.

How to Redeem (Sell) Shares by Telephone

Instruct USBFS that you want the option of redeeming shares by telephone.  This can be done by completing the appropriate section on the Purchase Application.  Shares held in IRAs cannot be redeemed by telephone.  In order to arrange for telephone redemptions after an account has been opened or to change the bank account or address designated to receive redemption proceeds, a written request must be sent to the transfer agent.  The request must be signed by each shareholder of the account and may require a signature guarantee or a signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.  Further documentation may be requested from corporations, executors, administrators, trustees, and guardians.

Assemble the same information that you would include in the letter of instruction for a written redemption request.  Once a telephone transaction has been placed, it cannot be canceled or modified.  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

To redeem by telephone, please call USBFS at 1-877-271-8811.  Please do not call the Fund,  the Advisor or the Sub-Advisor.

How to Redeem using a Systematic Withdrawal Plan

Instruct USBFS that you want to set up a Systematic Withdrawal Plan.  This can be done by completing the appropriate section on the Purchase Application.  You may choose to receive a minimum amount of $100 on any day of the month.  Payments can be made by check to your address of record, or by electronic funds transfer through the ACH network directly to your predetermined bank account.  Your Fund account must have a minimum balance of $10,000 to participate in this Plan.  This Plan may be terminated at any time by the Fund and you may terminate the Plan by contacting USBFS in writing.  Any notification of change or termination should be provided to the transfer agent in writing at least five days prior to effective date.  The Systematic Withdrawal Plan is not available to holders of the Fund’s Institutional Class shares.

18

A withdrawal under the Plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

How to Redeem (Sell) Shares through Servicing Agents

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent.  Contact the Servicing Agent for instructions on how to do so.

Redemption Price

The redemption price per share you receive for redemption requests is the next determined net asset value after:

●	USBFS receives your written request in the proper form with all required information.

●	USBFS receives your authorized telephone request with all required information.

●	A Servicing Agent (or its designee) that has been authorized to accept redemption requests on behalf of the Fund receives your request in accordance with its procedures.

Payment of Redemption Proceeds

For those shareholders who redeem shares by mail, USBFS will mail a check in the amount of the redemption proceeds typically on the business day following the redemption, but no later than the seventh day after it receives the written request in proper form with all required information.

●
For those shareholders who redeem by telephone, USBFS will either mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request, or transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either Electronic Funds Transfer (EFT) or wire.  An EFT generally takes 2 to 3 business days to reach the shareholder’s account whereas USBFS generally wires redemption proceeds on the business day following the calculation of the redemption price.  However, the Fund may direct USBFS to pay the proceeds of a telephone redemption on a date no later than the seventh day after the redemption request.

●	Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.

●
The Fund imposes a redemption fee equal to 2% of the dollar value of the shares redeemed within 5 business days of the date of purchase.  The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains) or through the automatic investment plan, shares held in retirement plans (if the plans request a waiver of the fee), or shares redeemed through designated systematic withdrawal plans.

19

Other Redemption Considerations

When redeeming shares of the Fund, shareholders should consider the following:

●	The redemption may result in a taxable gain.

●
Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions will be subject to federal income tax withholding.

●
The Fund may delay the payment of redemption proceeds for up to seven days in all cases.  In addition, the Fund can suspend redemptions and/or postpone payments or redemption proceeds beyond seven days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

●	If you purchased shares by check, the Fund may delay the payment of redemption proceeds until it is reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

●	USFBS will send the proceeds of a redemption to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

●	USFBS will not accept telephone redemption requests made within 30 days after an address change.

●
The Fund reserves the right to refuse a telephone redemption request if it believes it is advisable to do so.  The Fund and USFBS may modify or terminate their procedures for telephone redemptions at any time.  Neither the Fund nor USFBS will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions.  They may be liable for unauthorized transactions if they fail to follow such procedures.  These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls.  During periods of substantial economic or market change, telephone redemptions may be difficult to implement.  If a shareholder cannot contact USFBS by telephone, he or she should make a redemption request in writing in the manner described earlier.

●	USFBS currently charges a fee of $15 when transferring redemption proceeds to your designated bank account by wire but does not charge a fee when transferring redemption proceeds by EFT.

●
If your account balance falls below $2,500 with respect to Class A or Retail Class shares, or falls below $1 million with respect to Institutional Class shares, for any reason, you will be given 60 days to make additional investments so that your account balance is $2,500 or more, or $1 million or more, as applicable.  If you do not, the Fund may close your account and mail the redemption proceeds to you, or, with respect to Institutional Class shares, the Fund may convert your Institutional Class shares to Class A or Retail Class shares.  Any such conversion will occur at the relative net asset value of the two share classes, without the imposition of any fees or other charges.  Where a retirement plan or other financial intermediary holds Institutional Class shares on behalf of its

20

participants or clients, the above policy applies to any such participants or clients when they roll over their accounts with the retirement plan or financial intermediary into an individual retirement account and they are not otherwise eligible to purchase Institutional Class shares.

●
Telephone trades must be received by or prior to market close.  During periods of high market activity, shareholders may encounter higher than usual call waits.  Please allow sufficient time to place your telephone transaction.

Frequent Purchases and Redemptions of Fund Shares

Frequent purchases and redemptions of the Fund’s shares by a shareholder may harm other shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares.  Accordingly, the Board discourages frequent purchases and redemptions of shares the Fund by:

1.
Reserving the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that the Fund believes might engage in frequent purchases and redemptions of Fund shares; and

2.	Imposing a 2% redemption fee on redemptions that occur within 5 business days of the share purchase.

The redemption fee does not apply to retirement plans (if the plans request and receive a waiver of the fee), but otherwise applies to all investors in the Fund, including those who invest through omnibus accounts at intermediaries such as broker-dealers.  The Fund relies on intermediaries to determine when a redemption occurs within five (5) business days of purchase.  Shareholders purchasing shares through an intermediary should contact the intermediary or refer to their account agreement or plan document for information about how the redemption fee for transactions in the intermediary’s omnibus accounts works and any differences between the Fund redemption fee procedures and the intermediary’s redemption fee procedures.  The right to reject an order applies to any order, including an order placed from an omnibus account or a retirement plan.  Although the Fund has taken steps to discourage frequent purchases and redemptions of Fund shares, it cannot guarantee that such trading will not occur.  The Fund may, in its sole discretion, waive the redemption fee in the case of death, disability, hardship, or other limited circumstances that do not indicate market timing strategies.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund distributes substantially all of its net investment income and substantially all of its capital gains annually.  You have two distribution options:

●	Automatic Reinvestment Option – Both dividend and capital gain distributions will be reinvested in additional shares of the Fund.

●	All Cash Option – Both dividend and capital gain distributions will be paid in cash.

If you elect to receive your distribution in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder’s account at the Fund’s then current net asset value and to reinvest subsequent distributions.

21

You may make your distribution election on the Purchase Application.  You may change your election by writing to USFBS or by calling 1-877-271-8811.

For Fund shareholders who are not investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, dividends received from the Fund, whether reinvested or taken as cash, are generally considered taxable.  Dividends from the Fund’s short-term capital gains are taxable as ordinary income.  Dividends from the Fund’s long-term capital gains are taxable as long-term capital gain.  Whether gains are short-term or long-term depends on the Fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

RELATED PERFORMANCE INFORMATION

Historical Performance of a Comparable Global Entrepreneur Managed Account

EntrepreneurShares Global FundTM (the Fund) is modeled after a Global Entrepreneur Managed Account managed by Dr. Joel M. Shulman, the Fund’s portfolio manager.  The Fund has substantially the same investment objective, policies and restrictions as the Global Entrepreneur Managed Account.  The Global Entrepreneur Managed Account is the only account that is managed with substantially the same investment objective, policies and strategies as the Fund.  This section presents past performance information for the Global Entrepreneur Managed Account.

The performance of the Global Entrepreneur Managed Account, however, does not represent, and is not a substitute for, the performance of the Fund, and you should not assume that the Fund will have the same future performance as the Global Entrepreneur Managed Account.  It is inappropriate and would be inaccurate for an investor to consider the Global Entrepreneur Managed Account's performance below, either separately or together, as being indicative of the future performance of the Fund.  The Advisor has included this section because it believes that the performance information presented is sufficiently relevant, as related or supplemental information only, to merit consideration by prospective Fund investors.

The bar chart shows how the Global Entrepreneur Managed Account’s total return has varied from year to year, while the table shows performance of the Global Entrepreneur Managed Account over time (as compared with a broad based market index for reference and a secondary index created by Dr. Shulman).  All figures assume dividend reinvestment.  The Global Entrepreneur Managed Account’s performance shown is based on a gross of fee portfolio performance.  The expenses of the Fund, including the Rule 12b-1 fees imposed on the Fund’s Class A and Retail Class shares, are higher than the expenses of the Global Entrepreneur Managed Account.  The performance shown in the bar chart and table for the Global Entrepreneur Managed Account would be lower if adjusted to reflect the higher expenses of the Fund’s shares.  The fee schedule for the Fund is included in its prospectus.  Indices are unmanaged and it is not possible to invest directly in indices.  As such, year-by-year index figures do not account for any fees or fund expenses.

The past performance in managing other portfolios is no guarantee of future results in managing the Fund.  Please note the following cautionary guidelines in reviewing this disclosure:

●
Performance figures are not the performance of the Fund.  The Global Entrepreneur Managed Account’s performance shown is not the performance of the Fund and is not an indication of how the Fund would have performed in the past or will perform in the future.  The Fund’s performance in the future will be different from the Global Entrepreneur Managed Account’s performance presented, due to factors such as differences in the cash flows, different fees, expenses, portfolio size and composition, and

22

possibly asset allocation methodology.  In particular, Global Entrepreneur Managed Account performance is not necessarily an indication of how the Fund will perform, as the portfolio is not subject to investment limitations, leverage restrictions, diversification requirements and other restrictions imposed on investment companies by the 1940 Act and the Internal Revenue Code, which, if applicable, can have a negative impact on the Fund’s performance.

●
There have been significant fluctuations in the market in the past few years. The performance for the period is shown through September 30, 2010.  The markets have been quite volatile in the last few years, and this trend may continue.  As a result, the performance included herein will not reflect the latest volatility in the markets, if any occurs.

●
The performance shown are averages.  The information below shows annual rates of return for the years indicated, but does not reflect any volatility that may have occurred within a given period.  The following table provides for the Global Entrepreneur Managed Account’s annual rates of return for the years indicated, without deduction of fees and expenses, as discussed above.

Global Entrepreneur Managed Account

Calendar Year Returns as of December 31, 20091

2006	2007	2008	2009
31.81%	15.01%	37.56%	48.23%

Average Annual Total Returns For Periods Ended October 31, 2010

	One Year	Three Year	Five Year	Since Commencement3
Global Entrepreneur Managed Account1	28.19%	1.21%	12.0%	11.31%
MSCI World Index — Gross1	13.32%	7.55%	3.11%	3.15%
Global Entrepreneurs Index (EsharesG)2	30.83%	5.86%	16.19%	15.56%

1.      The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.  MSCI is the owner of the trademarks, service marks, and copyrights of the MSCI World Index – Gross Index.
2.      The Global Entrepreneurs Index (EsharesG) is designed to measure the performance of global publicly traded entrepreneurial companies.  This custom index is comprised of United States (and Canada), international and emerging market publicly traded companies with “entrepreneurial” characteristics.  The average market capitalization of companies in the Index currently exceeds $150 million.  The Index is sponsored by the Advisor (which is controlled by the Fund’s portfolio manager) and its affiliates and is owned by the Fund’s portfolio manager, Dr. Shulman.  The methodology for constituting the index was created by Dr. Shulman.
3.      The Global Entrepreneur Managed Account commenced operations on July 11, 2005.  Performance in this table is shown for periods beginning August 1, 2005.

23

FINANCIAL HIGHLIGHTS

As a newly organized fund, the Fund has no operating history.

24

To learn more about EntrepreneurShares Global FundTM, you may want to read the SAI, which contains additional information about the Fund.  The Fund has incorporated by reference the SAI into the Prospectus.  This means that you should consider the contents of the SAI to be part of the Prospectus.

You also may learn more about the investments of the Fund by reading the Fund’s annual and semi-annual reports to shareholders, when available.  The annual report will include a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during the last fiscal year.

The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling U.S. Bancorp Fund Services, LLC at 1-877-271-8811.  The Fund also makes available the SAI and the annual and semi-annual reports, free of charge, on its Internet website (http://www.ershares.com).

Prospective investors and shareholders who have questions about the Fund also may call the following number or write to the following address:

EntrepreneurSharesTM Funds
P.O. Box 1181
Milwaukee, WI 53201-1181
Telephone: 1-877-271-8811

The general public can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, D.C.  (Please call (202) 551-8090 for information on the operations of the Public Reference Room.)  Reports and other information about the Fund also are available at the SEC’s website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address:  publicinfo@sec.gov, or by writing to:

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-0102

Please refer to the Investment Company Act File No. 811-22436 of EntrepreneurShares Series Trust when seeking information about the Fund from the SEC.

25

STATEMENT OF ADDITIONAL INFORMATION
Dated November 10, 2010

ENTREPRENEURSHARES GLOBAL FUNDTM
a series of
ENTREPRENEURSHARESTM SERIES TRUST

CUSIP — Class A: 293828307
CUSIP — Retail Class: 293828109
CUSIP — Institutional Class: 293828208

40 Grove Street Suite 200
Wellesley Square, MA 02482
Toll Free: 1-877-271-8811

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus dated November 10, 2010 of EntrepreneurShares Global FundTM (the “Fund”), a series of EntrepreneurSharesTM Series Trust (the “Trust”).  A copy of the Prospectus may be obtained without charge from the Trust at the address and telephone number set forth above.

“EntrepreneurShares.  Invest in Visionary Leadership,” EntrepreneurSharesTM and EntrepreneurShares Global Fund TM are pending trademarks/service marks of Dr. Joel M. Shulman, and have been licensed for use by the Fund’s investment adviser.

TABLE OF CONTENTS

FUND HISTORY AND CLASSIFICATION	1

INVESTMENT RESTRICTIONS	1

INVESTMENT OBJECTIVE	2

INVESTMENT STRATEGIES AND RISKS	3
Principal Strategies and Risks of the Fund	3
Non-Principal Strategies and Risks of the Fund	4

PORTFOLIO TURNOVER	12

DISCLOSURE OF PORTFOLIO HOLDINGS	12

MANAGEMENT	13
Management Information	13
Audit Committee	16
Compensation	16
Proxy Voting Policy	17
Code of Ethics	17
Dollar Range of Trustee Share Ownership	17

CONTROL PERSONS AND PRINCIPAL SECURITIES HOLDERS	17

ADVISORY AND OTHER SERVICES	18
The Advisor and Sub-Advisor	18
The Administrator, Fund Accountant and Transfer Agent	19
Custodian	20
Distributor	21

PORTFOLIO MANAGER	21

PORTFOLIO TRANSACTIONS AND BROKERAGE	22
Generally	22
Brokerage Commissions	23

NET ASSET VALUE	23

ADDITIONAL INFORMATION REGARDING PURCHASES AND SALES OF FUND SHARES	24
Right of Accumulation for Class A Shares	25
Letter of Intent for Class A Shares	26
Telephone Redemption and Exchange Program for Class A Shares	26

TAXES	27

GENERAL INFORMATION	32
Shareholder Meetings and Election of Trustees	32

Shares of Beneficial Interest	32
Additional Series	32

DESCRIPTION OF COMMERCIAL PAPER RATINGS	33

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	34

FINANCIAL STATEMENTS	34

No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus dated November 10, 2010, and, if given or made, such information or representations may not be relied upon as having been authorized by the Trust or the Fund.

This SAI does not constitute an offer to sell securities.

FUND HISTORY AND CLASSIFICATION

EntrepreneurSharesTM Series Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust currently has one portfolio, EntrepreneurShares Global FundTM.  The Fund is a diversified fund.  The Trust was organized as a Delaware statutory trust on July 1, 2010.

INVESTMENT RESTRICTIONS

The Trust has adopted the following restrictions applicable to the Fund as fundamental policies, which may not be changed without the approval of the holders of a “majority,” as defined in the 1940 Act, of the shares of the Fund.  Under the 1940 Act, approval of the holders of a “majority” of the Fund’s outstanding voting securities means the favorable vote of the holders of the lesser of: (i) 67% of its shares represented at a meeting at which more than 50% of its outstanding shares are represented; or (ii) more than 50% of its outstanding shares.  If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of that restriction other than with respect to the Fund’s borrowing of money.

The Fund may not:

1.           Borrow money to an extent or in a manner not permitted under the 1940 Act. (As of the date of this SAI, the 1940 Act permits the Fund to borrow money from banks provided that it maintains continuous asset coverage of at least 300% of all amounts borrowed.  For purposes of this investment restriction, the entry into reverse repurchase agreements shall constitute borrowing, but the entry into options, forward contracts, futures contracts, swap contracts, including those related to indices, covered dollar rolls, and various options on swaps and futures contracts shall not constitute borrowing.)

2.           Invest in real estate (although the Fund may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein), commodities, commodities contracts or interests in oil, gas and/or mineral exploration or development programs, except that the Fund may invest in financial futures contracts, options thereon, and other similar instruments.

3.           Act as an underwriter or distributor of securities other than shares of the Fund, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities.

4.           Purchase securities on margin.  However, the Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in futures and options, and the Fund may borrow money to the extent and in the manner permitted by the 1940 Act, as provided in Investment Restriction No. 1.

5.           Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except to secure its borrowings.

6.           Concentrate 25% or more of the value of its total assets (taken at market value at the time of each investment) in securities of non-governmental issuers whose principal business activities are in the same industry.

7.           Make loans, except that this restriction shall not prohibit the purchase and holding of a portion of an issue of publicly distributed debt securities and securities of a type normally acquired by institutional investors and that the Fund may lend its portfolio securities.

8.           Issue senior securities to an extent not permitted under the 1940 Act.  (For purposes of this investment restriction, entry into the following transactions shall not constitute senior securities to the extent the Fund covers the transaction or maintains sufficient liquid assets in accordance with applicable requirements: when-issued securities transactions, forward roll transactions, short sales, forward commitments, futures contracts and reverse repurchase agreements.  In addition, hedging transactions in which the Fund may engage and similar investment strategies are not treated as senior securities for purposes of this investment restriction.)

The Fund has adopted certain other investment restrictions that are not fundamental policies and which may be changed by the Fund’s Board of Trustees (the “Board”) without shareholder approval.  If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of that restriction other than with respect to the Fund’s investments in illiquid securities.  Any changes in these non-fundamental investment restrictions made by the Board will be communicated to shareholders prior to their implementation.  The non-fundamental investment restrictions are as follows:

1.           The Fund will not invest more than 15% of the value of its net assets in illiquid securities.

2.           The Fund will not purchase the securities of other investment companies except:  (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker’s commission.  No purchases described in (b) and (c) will be made if as a result of such purchases (i) the Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of the Fund’s net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of the Fund’s net assets would be invested in shares of registered investment companies.  The Fund may invest in shares of money market funds in excess of the foregoing limitations, subject to the conditions of Rule 12d1-1 under the 1940 Act.

3.           Invest in companies for the primary purpose of acquiring control or management thereof.

The Fund’s investment objective is a non-fundamental policy and may be changed by the Board without shareholder approval on 60 days' written notice to shareholders.

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term capital appreciation.  The Fund seeks investment results that exceed the performance, before fees and expenses, of the MSCI Total Return Index, through principles-based active securities selection.  The Fund mainly invests in equity securities of global companies with market capitalizations that are above $150 million at the time of initial purchase and possess entrepreneurial characteristics (“entrepreneurial companies”), as determined by the Fund’s portfolio manager.  Equity securities include common stocks, preferred stocks, convertible preferred stocks, warrants, options and American Depository Receipts.

Under normal market conditions, the Fund will invest at least 40% of its assets in equity securities of companies domiciled or headquartered outside of the United States, or whose primary business activities or principal trading markets are located outside of the United States (“foreign companies”), unless Weston Capital Advisors LLC, the Fund’s investment adviser (the “Advisor”), deems market conditions and/or company valuations to be less favorable to foreign companies, in which case, the Fund will invest at least 30% of its total assets in foreign companies.  The Fund may invest in a broad range of securities in both developed and emerging markets.  The Fund will invest in at least three countries.

INVESTMENT STRATEGIES AND RISKS

Principal Strategies and Risks of the Fund

Because the Fund intends to invest mainly in equity securities of entrepreneurial companies, an investment in the Fund may be subject to greater risks than those of funds that invest primarily in large capitalization companies domiciled in the United States. Investments in global entrepreneurial companies may be speculative and volatile.

The Fund’s investment strategy is unique, in part, due to the portfolio manager’s selection process of identifying a universe of companies, including technology companies, that the manager believes possess entrepreneurial management characteristics.  The Fund utilizes quantitative models to narrow the broad universe of domestic and foreign companies in which it may invest.  The Fund then uses fundamental analysis to identify from this list the entrepreneurial companies that it believes have the potential for long-term capital appreciation.  By way of example, in conducting the fundamental analysis, the Fund looks for companies with a good business, shareholder-oriented management and organic growth.  The portfolio manager generally will sell a portfolio security when the portfolio manager believes the security has achieved its value potential; changing fundamentals signal a deteriorating value potential; or other securities with entrepreneurial characteristics have better performance potential.

The Fund intends to invest in securities of technology companies.  Investment in technology companies, including companies engaged in Internet-related activities, is subject to the risk of short product cycles and rapid obsolescence of products and services and competition from new and existing companies.  The realization of any one of these risks may result in significant earnings loss and price volatility.  Some technology companies also have limited operating histories and are subject to the risks of small or unseasoned companies.

Investing in securities of entrepreneurial companies located in emerging market countries generally is considered riskier than investing in securities of companies located in developed countries. Emerging market countries may have unstable governments and/or economies that are subject to economic volatility. These changes may be magnified by the countries’ emergent financial markets, resulting in significant volatility to investments in these countries. These countries also may lack the legal infrastructure, business and social framework to support securities markets. Other risks related to emerging market and international securities include delays in transaction settlement, minimal publicly available information about issuers, different reporting, accounting and auditing standards, expropriation or nationalization of the issuer or its assets, and imposition of currency exchange controls.

In some instances, equity securities of entrepreneurial companies maybe thinly traded and often will be closely held with only a small proportion of the outstanding securities held by the general public.  In view of such factors, the Fund may assume positions in securities with volatile share prices.  Therefore, the current net asset value (“NAV”) of the Fund may fluctuate significantly.  Accordingly, the

Fund should not be considered suitable for investors who are unable or unwilling to assume the risks of loss inherent in such a fund.

Non-Principal Strategies and Risks of the Fund

Derivatives

The Fund may invest in various derivatives.  A derivative is a financial instrument which has a value that is based on — or “derived from” — the values of other assets, reference rates, or indexes.  The Fund may invest in derivatives for hedging purposes.  The Fund will not invest more than 15% of the value of its total assets in derivative securities.

Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates and related indexes.  Derivatives include futures contracts and options on futures contracts, forward-commitment transactions, options on securities, caps, floors, collars, swap agreements, and other financial instruments.  Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (“OTC”) market.  The risks associated with the use of derivatives are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.  Derivatives are used by some investors for speculative purposes.  Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes.

Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments.  The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a “counterparty”) or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract.  Additionally, the use of credit derivatives can result in losses if the Advisor and/or the Fund’s sub-advisor, EntrepreneurShares, LLC (the “Sub-Advisor”), does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell.  If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments.  Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself.  Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.  While certain derivative transactions may be considered to constitute borrowing transactions, such derivative transactions will not be considered to constitute the issuance of a “senior security”, and therefore such transactions will not be subject to the 300% continuous asset coverage requirement otherwise applicable to borrowings, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with applicable requirements.

Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest.  The Fund bears the risk that the Advisor or Sub-Advisor will incorrectly forecast future market trends or the values of assets, reference rates, indices, or other financial or economic factors in establishing derivative positions for the Fund.  If the Fund attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the derivative will have or will develop an imperfect or no correlation with the portfolio investment.  This could cause substantial losses for the Fund.  While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments.  Many derivatives, in particular OTC derivatives, are complex and often valued subjectively.  Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund.

Options on Securities

An option is a legal contract that gives the buyer (who then becomes the holder) the right to buy, in the case of a call, or sell, in the case of a put, a specified amount of the underlying security at the option price at any time before the option expires.  The buyer of a call obtains, in exchange for a premium that is paid to the seller, or “writer,” of the call, the right to purchase the underlying security. The buyer of a put obtains the right to sell the underlying security to the writer of the put, likewise in exchange for a premium.  Options have standardized terms, including the exercise price and expiration time; listed options are traded on national securities exchanges that provide a secondary market in which holders or writers can close out their positions by offsetting sales and purchases.  The premium paid to a writer is not a down payment; it is a nonrefundable payment from a buyer to a seller for the rights conveyed by the option.  A premium has two components:  the intrinsic value and the time value.  The intrinsic value represents the difference between the current price of the securities and the exercise price at which the securities will be sold pursuant to the terms of the option.  The time value is the sum of money investors are willing to pay for the option in the hope that, at some time before expiration, it will increase in value because of a change in the price of the underlying security.

One risk of any put or call that is held is that the put or call is a wasting asset.  If it is not sold or exercised prior to its expiration, it becomes worthless. The time value component of the premium decreases as the option approaches expiration, and the holder may lose all or a large part of the premium paid.  In addition, there can be no guarantee that a liquid secondary market will exist on a given exchange, in order for an option position to be closed out.  Furthermore, if trading is halted in an underlying security, the trading of options is usually halted as well. In the event that an option cannot be traded, the only alternative to the holder is to exercise the option.

Call Options on Securities.  When the Fund writes a call, it receives a premium and agrees to sell the related investments to the purchaser of the call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period.  If the call is exercised, the Fund forgoes any gain from an increase in the market price over the exercise price.

To terminate its obligation on a call which it has written, the Fund may purchase a call in a “closing purchase transaction.”  A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased.  A profit may also be realized if the call lapses unexercised, because the Fund retains the premium received.  All call options written by the Fund must be “covered.”  For a call to be “covered”: (a) the Fund must own the underlying security or have an absolute and immediate right to acquire that security without payment of additional cash consideration; (b) the Fund must maintain cash or liquid securities adequate to purchase the security; or (c) any combination of (a) or (b).

When the Fund buys a call, it pays a premium and has the right to buy the related investments from the seller of the call during the call period at a fixed exercise price.  The Fund benefits only if the market price of the related investment is above the call price plus the premium paid during the call period and the call is either exercised or sold at a profit.  If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date, and the Fund will lose its premium payment and the right to purchase the related investment.

Put Options on Securities.  When the Fund buys a put, it pays a premium and has the right to sell the related investment to the seller of the put during the put period (usually not more than nine months) at a fixed exercise price.  Buying a protective put permits the Fund to protect itself during the put period against a decline in the value of the related investment below the exercise price by having the right to sell the investment through the exercise of the put.

When the Fund writes a put option, it receives a premium and has the same obligations to a purchaser of such a put as are indicated above as its rights when it purchases such a put.  A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the put purchased in a closing purchase transaction. A profit may also be realized if the put lapses unexercised, because the Fund retains the premium received.  All put options written by the Fund must be “covered.”  For a put to be “covered”, the Fund must maintain cash or liquid securities equal to the option price.

Futures Contracts and Options Thereon

A futures contract is a commitment to buy or sell a specific product at a currently determined market price, for delivery at a predetermined future date.  The futures contract is uniform as to quantity, quality and delivery time for a specified underlying product.  The commitment is executed in a designated contract market – a futures exchange – that maintains facilities for continuous trading.  The buyer and seller of the futures contract are both required to make a deposit of cash or U.S. Treasury Bills with their brokers equal to a varying specified percentage of the contract amount; the deposit is known as initial margin.  Since ownership of the underlying product is not being transferred, the margin deposit is not a down payment; it is a security deposit to protect against nonperformance of the contract.  No credit is being extended, and no interest expense accrues on the non margined value of the contract.  The contract is marked to market every day, and the profits and losses resulting from the daily change are reflected in the accounts of the buyer and seller of the contract.  A profit in excess of the initial deposit can be withdrawn, but a loss may require an additional payment, known as variation margin, if the loss causes the equity in the account to fall below an established maintenance level.  The Fund will maintain cash or liquid securities sufficient to cover its obligations under each futures contract into which it enters.

The Fund may purchase and write (sell) stock index futures contracts as a substitute for a comparable market position in the underlying securities, and may purchase put and call options and write call options on stock index futures contracts.  A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of the underlying stocks in the index is made.

When the Fund purchases a put or call option on a futures contract, the Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period.  By writing a call option on a futures contract, the Fund receives a premium in return for granting to the purchaser of the option the right to buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

Some futures and options strategies tend to hedge the Fund’s positions against price fluctuations, while other strategies tend to increase market exposure.  The extent of the Fund’s loss from an unhedged short position in futures contracts or call options on futures contracts is potentially unlimited.  The Fund may engage in related closing transactions with respect to options on futures contracts.  The Fund will purchase or write options only on futures contracts that are traded on a United States exchange or board of trade.

The Trust has claimed an exclusion from the definition of the term “commodity pool operator” under Section 4.5 of the regulations under the Commodity Exchange Act promulgated by the Commodity Futures Trading Commission.  Thus, the Trust is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

When the Fund purchases or sells a futures contract, the Fund “covers” its position.  To cover its position, the Fund may maintain with its custodian bank (and mark-to-market on a daily basis) cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise cover its position.  If the Fund continues to engage in the described securities trading practices and so maintain cash or liquid securities, the maintained cash or liquid securities will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities.  Additionally, such maintained cash or liquid securities will assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

The Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (namely, an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract.  The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.  The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written call, the Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract.  The Fund may also cover its sale of a call option by taking positions in instruments the prices of which are expected to move relatively consistently with the call option.

Although the Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.  If trading is not possible, or the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.  The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

Limitations on Options and Futures

Transactions in options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers.  Thus, the number of options which the Fund may write or hold may be affected by options written or held by other investment advisory clients of the Advisor and its affiliates.  Position limits also apply to futures contracts. An exchange may order the liquidations of positions found to be in excess of these limits, and it may impose certain sanctions.

Special Risks of Hedging Strategies

Participation in the options or futures markets involves investment risks and transactions costs to which the Fund would not be subject absent the use of these strategies.  In particular, the loss from investing in futures contracts is potentially unlimited.  If the Advisor’s or Sub-Advisor’s prediction of movements in the securities and interest rate markets is inaccurate, the Fund could be in a worse position than if such strategies were not used.  Risks inherent in the use of options, futures contracts and options on futures contracts include:  (1) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (2) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (3) the possible absence of a liquid secondary market for any particular instrument at any time.

Foreign Securities

The Fund may invest in securities of foreign issuers.  The Fund may also hold securities of U.S. and foreign issuers in the form of American Depository Receipts (“ADRs”) or American Depository Shares (“ADSs”), and they may each invest in securities of foreign issuers traded directly in the U.S. securities markets.  Investments in foreign securities involve special risks and considerations that are not present when the Fund invests in domestic securities.

The value of the Fund’s foreign investments may be significantly affected by changes in currency exchange rates, and the Fund may incur certain costs in converting securities denominated in foreign currencies to U.S. dollars.  In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States.  Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards.  Dividends and interest on foreign securities may be subject to foreign withholding taxes which would reduce the Fund’s income without providing a tax credit for the Fund’s shareholders.  Although the Fund intends to invest in securities of foreign issuers domiciled in nations which the Advisor considers as having stable and friendly governments, there is a possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations.

Illiquid Securities

The Fund may invest up to 15% of its net assets in securities for which there is no readily available market (“illiquid securities”).  The 15% limitation includes certain securities whose disposition would be subject to legal restrictions (“restricted securities”).  However certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid.  Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the Securities Act.  Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable market values for Rule 144A securities and the ability to liquidate these securities to satisfy redemption requests.  However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities held by the Fund could adversely affect their marketability, causing the Fund to sell securities at unfavorable prices.  The Board has delegated to the Advisor the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations.  Although no definite quality criteria are used, the Board has directed the Advisor to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (for example, certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors.

Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act.  When registration is required, the Fund may be obligated to pay all or part of the registration expenses and considerable time may elapse between the decision to sell and the sale date.  If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell.  Restricted securities for which there is no market will be valued by appraisal at their fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Board.

Lending of Portfolio Securities

The Fund may lend portfolio securities constituting up to 33-1/3% of its total assets (as permitted by the 1940 Act) to unaffiliated broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash, U.S. government securities or equivalent collateral or provides an irrevocable letter of credit in favor of the Fund equal in value to at least 100% of the value of the securities loaned.  During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may receive an agreed-upon amount of interest income from the borrower who delivered equivalent collateral or provided a letter of credit.  Loans are subject to termination at the option of the Fund or the borrower.  The Fund may pay reasonable administrative and custodial fees in connection with a loan of portfolio securities and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker.  The Fund does not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.

The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower.  The Fund will seek to minimize this risk by requiring that the value of the securities loaned be computed each day and additional collateral be furnished each day if required.

Borrowing

The Fund may borrow from banks, as long as it maintains continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings, including reverse repurchase agreements) of 300% of all amounts borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary or emergency purposes. If, at any time, the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage within three days (not including Saturdays, Sundays and holidays). Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so. The Fund will not purchase portfolio securities when outstanding borrowings exceed 5% of the Fund’s total assets.

Money Market Instruments

The Fund may invest in cash and money market securities.  The Fund may do so to “cover” investment techniques, when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities.  The money market securities in which the Fund invests include U.S. Treasury Bills, commercial paper, commercial paper master notes and repurchase agreements.

The Fund may invest in commercial paper or commercial paper master notes rated, at the time of purchase, A-1 or A-2 by Standard & Poor’s (“S&P”) or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”).  Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

The Fund may also invest in securities issued by other investment companies that invest in high quality, short-term debt securities (namely, money market instruments).  In addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, as a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company’s advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund’s shareholders.

Repurchase Agreements

Under a repurchase agreement, the Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later.  The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period.  While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year.  The Fund will enter into repurchase agreements only with member banks of the Federal Reserve system or primary dealers of U.S. government securities.  The Advisor will monitor the creditworthiness of each of the firms which is a party to a repurchase agreement with the Fund.  In the event of a default or bankruptcy by the seller, the Fund will liquidate those securities (whose market value, including accrued interest, must be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to pay.  However, liquidation could involve costs or delays and, to the extent proceeds from the sale of these securities were less than the agreed-upon repurchase price, the Fund would suffer a loss.  The Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement.  Repurchase agreements usually are for short periods, such as one week or less, but may be longer.  It is the current policy of the Fund to treat repurchase agreements that do not mature within seven days as illiquid for the purposes of its investments policies.

Rights and Warrants

The Fund may purchase rights and warrants to purchase equity securities.  Investments in rights and warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them.  Rights and warrants basically are options to purchase equity securities at a specific price valid for a specific period of time.  They do not represent ownership of the securities, but only the right to buy them.  Rights and warrants differ from call options in that rights and warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone.  The prices of rights (if traded independently) and warrants do not necessarily move parallel to the prices of the underlying securities.  Rights and warrants involve the risk that the Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration.  They also involve the risk that the effective price paid for the warrant added to the subscription price of the related security may be greater than the value of the subscribed security’s market price.

Convertible Securities

The Fund may invest in convertible securities.  Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period.  Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities.  Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.  While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Preferred Stocks

The Fund may invest in preferred stocks.  Preferred stock includes convertible and non-convertible preferred and preference stocks that are senior to common stock.  Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects.  As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value.  Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a senior debt security with similar stated yield characteristics.  Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors.  Preferred stock also may be subject to optional or mandatory redemption provisions.

Real Estate Investment Trusts

A real estate investment trust (“REIT”) is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the “Code”).  The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes.  To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs, and hybrid REITs.  Equity REITs, which may include operating or finance companies, owning real estate directly and the value of, and income earned by, the REITs depend upon the income of the underlying properties and the rental income they earn.  Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value.  Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower.  Mortgage REITs derive their income from interest payments on such loans.  Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.  The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill.  They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the Fund’s Annual Fund Operating Expenses, affect the Fund’s performance.  It is presently anticipated, though not assured, that the annual portfolio turnover rate of the Fund will not exceed 100%. A turnover rate of 100% would result in higher transaction costs (such as brokerage commissions or markups or markdowns), which the Fund would have to pay, and would increase realized gains (or losses) to investors, which would likely lower the Fund’s after-tax performance.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund maintains the practices described below regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Fund’s shareholders.  The Fund’s Chief Compliance Officer (“CCO”) will report annually to the Board with respect to compliance with the portfolio holdings disclosure procedures described herein.

There may be instances where the interests of the shareholders of the Fund respecting the disclosure of information about portfolio securities may conflict with the interests of the Advisor, Sub-Advisor or an affiliated person of the Fund.  In such situations, the Board will be afforded the opportunity to determine whether or not to allow such disclosure.  The Fund does not receive any compensation for providing information about its portfolio holdings.

Fund Service Providers

The Fund has entered into arrangements with certain third party service providers for services that require these groups to have access to the Fund’s portfolio holdings.  As a result of the ongoing services that these service providers provide, they will receive portfolio holdings information prior to and more frequently than the public disclosure of such information.  In each case, the Board has determined that such advance disclosure is supported by a legitimate business purpose and that the recipient by reason of the federal securities laws (1) is prohibited as an “insider” from trading on the information and (2) has a duty of trust and confidence to the Fund because the recipient has a history and practice of sharing confidences such that the recipient of the information knows or reasonably should know that the Fund expects that the recipient will maintain its confidentiality.  These third party service providers are the Advisor, the Sub-Advisor, and the Fund’s administrator, independent registered public accountants and custodian.

Rating and Ranking Organizations

The Board has determined that the Fund may provide its portfolio holdings to the rating and ranking organizations listed below on either a monthly or quarterly basis.

Morningstar, Inc. Lipper, Inc. Thompson Reuters Vickers Bloomberg L.P.
The determination was made that these organizations provide investors with a valuable service and, therefore, it is in the best interests of the Fund’s shareholders to provide them with non-public portfolio holdings information.  Since this information is not provided on the condition that it be kept confidential or that these organizations not trade on the information, such disclosure could provide these organizations with the ability to make advantageous decisions to place orders for shares of the Fund or to trade against the Fund to the detriment of other shareholders of the Fund.  However, the Fund will not provide this information until such information is at least 15 days old, after which time the disclosure of such non-public portfolio holdings should not be problematic.  Also, the officers of the Trust receive and review reports on a regular basis as to any purchases and redemptions of shares of the Fund to determine if there is any unusual trading in shares of the Fund.  The Fund will not pay these organizations.

Availability of Information

The Fund may publish its top ten positions at the end of each calendar quarter in its Quarterly Snapshot.  This information is updated approximately 15 to 30 business days following the end of each quarter.  It is available free of charge, and can be obtained by calling 1- 877-271-8811 .

MANAGEMENT

Management Information

As a Delaware statutory trust, the business and affairs of the Trust are managed by its officers under the direction of its Board of Trustees.  The Fund is the only fund in the “Fund Complex” as defined in the 1940 Act.  The name, birth year and principal occupations during the past five years, and other information with respect to each of the Trustees and officers of the Trust is set forth below.  Unless otherwise noted, each Trustee and officer has served in the indicated positions and directorships for at least the last five years.  The address of each Trustee and officer is c/o the Trust at 40 Grove Street, Wellesley Square, MA 02482.

Non-Interested Trustees
Name (Birth Year)	Position(s) Held with Trust	Term of Office1 and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Dr. Stephen Sohn (1944)	Trustee	Since 2010	Chairman – Quantum Aesthetic Surgery Inc.; Former faculty member Harvard Medical School (1974 to 1996).	1	None

Thomas T. Stallkamp (1946)	Trustee	Since 2010	Founder/Principal –Collaborative Management; Former CEO/Chairman – MSX International (automotive consulting) (2000 to 2004); Industrial Partner, Ripplewood Holdings LLC (private equity) since 2004; Former President and Vice Chairman – Daimler Chrysler (1980 to 1999).	1	Baxter International Inc. and BorgWarner Inc.

George R. Berbeco (1944)	Trustee	Since 2010	Chairman – Bay Colony Development Corporation; Former President – Devon Group and General Partner – Devon Capital Partners, LP. (information systems consulting) (2005 to 2009).	1	None

Interested Trustee and Officers
Name (Birth Year)	Position(s) Held with Trust	Term of Office1 and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Joel M. Shulman, CFA2 (1955)	President and Trustee	Since 2010	Member of the Advisor and the Sub-Advisor since 2010; Chief Executive Officer of the Sub-Advisor since 2010; Tenured professor at Babson College.	1	None

David Cragg (1969)	Secretary, Treasurer and Chief Compliance Officer	Served since 2010	Member, and Chief Compliance Officer, of the Advisor since 2010. Former Chief Financial Officer and Chief Operating Officer of the Leuthold Group (institutional research) (1999 to 2009).	N/A	N/A

(1)      Each Trustee serves an indefinite term until the election of a successor.  Each officer serves an indefinite term, renewed annually, until the election of a successor.

(2)      Dr. Shulman is considered an interested Trustee within the meaning of the 1940 Act because of his affiliation with the Advisor and the Sub-Advisor.

Qualification of Trustees

Dr. Shulman’s experience and skills as a portfolio manager, as well as his familiarity with the investment strategies utilized by the Advisor and the Sub-Advisor, led to the conclusion that he should serve as a Trustee.  Messrs. Sohn, Stallkamp and Berbeco are experienced businessmen and are familiar with financial statements.  Each takes a conservative and thoughtful approach to addressing issues facing the Fund.  This combination of skills and attributes led to the conclusion that each of Messrs. Sohn, Stallkamp and Berbeco should serve as a Trustee.

Board Leadership Structure

The Board of Trustees of the Trust has general oversight responsibility with respect to the operation of the Trust and the Board of Trustees of the Fund has general oversight responsibility with respect to the operation of the Fund.  The Board has engaged the Advisor to manage the Fund and is responsible for overseeing the Advisor, the Sub-Advisor and other service providers to the Fund in accordance with the provisions of the 1940 Act and other applicable laws.  The Board has established an Audit Committee to assist the Board in performing its oversight responsibilities.

The Fund does not have a Chairman of the Board.  As President of the Trust, Dr. Shulman is the presiding officer at all meetings of the Board.  The Board does not have a lead non-interested Trustee.  The Fund has determined that its leadership structure is appropriate given its size and the nature of the Fund.

As of the date of this SAI, the Board has met twice.

Board Oversight of Risk

Through its direct oversight role, and indirectly through the Audit Committee, and Trust officers and service providers, the Board performs a risk oversight function for the Fund.  To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Fund; reviews and approves, as applicable, the compliance policies and procedures of the Trust; approves the Fund’s principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the Advisor, the Sub-Advisor and the independent registered public accounting firm of the Fund, to review and discuss the activities of the Fund and to provide direction with respect thereto; and appoints a chief compliance officer of the Fund who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers.

The Audit Committee plays a significant role in the risk oversight of the Fund as it meets annually with the auditors of the Fund and quarterly with the Fund’s chief compliance officer.

Audit Committee

The Board has an Audit Committee whose members consist of Dr. Sohn and Mr. Berbeco, each of whom is a non-interested Trustee.  The primary functions of the Audit Committee are to select the independent registered public accounting firm to be retained to perform the annual audit of the Fund, to review the results of the audit, to review the Fund’s internal controls, to approve in advance all permissible non-audit services performed by the independent auditors and to review certain other matters relating to the Fund’s independent registered public accounting firm and financial records.  As of the date of this SAI, the Audit Committee has not met.

The Board has no other committees.

Compensation

The Fund’s standard method of compensating the non-interested Trustees is to pay each such Trustee a fee of $1,500 for each Board meeting and a fee of $500 for each Audit Committee meeting attended, including special meetings.  The Fund also reimburses such Trustees for their reasonable travel expenses incurred in attending meetings of the Board.  The Fund does not provide pension or retirement benefits to its Trustees and officers.  The aggregate compensation expected to be paid by the Fund to each officer or non-interested Trustee during the fiscal year ending June 30, 2011 is set forth below:

Name of Person, Position	Aggregate Compensation from Trust	Total Compensation from Trust and Fund Complex Paid to Trustees
Non-Interested Trustees
Thomas T. Stallkamp	$6,000	$6,000
Dr. Stephen Sohn	$7,000	$7,000
George R. Berbeco	$7,000	$7,000
Interested Trustee
Joel M. Shulman	$0	$0

Proxy Voting Policy

Information on how the Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available without charge by calling 1- 877-271-8811 or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

The Fund votes proxies in accordance with the Sub-Advisor’s proxy voting policy. The Sub-Advisor generally follows the so-called “Wall Street Rule” (namely, it votes as management recommends or sells the stock prior to the meeting). The Sub-Advisor believes that following the “Wall Street Rule” is consistent with the economic best interests of the Fund. When management makes no recommendation, the Sub-Advisor will not vote proxies unless the Advisor determines the failure to vote would have a material adverse effect on the Fund. If the Sub-Advisor determines that the failure to vote would have a material adverse effect on the Fund, the Sub-Advisor will vote in accordance with what it believes are the economic best interests of the Fund. Consistent with its duty of care, the Sub-Advisor monitors proxy proposals just as it monitors other corporate events affecting the companies in which the Fund invests.  In the event that a vote presents a conflict of interest between the interests of the Fund and the Sub-Advisor, the Sub-Advisor will disclose the conflict to the Board and, consistent with its duty of care and duty of loyalty, “echo” vote the securities (namely, vote for and against the proposal in the same proportion as all other shareholders).

Code of Ethics

The Trust, the Advisor and the Sub-Advisor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act.  Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Fund.  Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.

Dollar Range of Trustee Share Ownership

As of the date of this SAI, the Advisor holds all of the Fund’s outstanding shares and, as a result, is deemed to control the Fund.

CONTROL PERSONS AND PRINCIPAL SECURITIES HOLDERS

As of the date of this SAI, the Advisor holds all of the Fund’s outstanding shares and, as a result, is deemed to control the Fund.

ADVISORY AND OTHER SERVICES

The Advisor and Sub-Advisor

The Advisor, Weston Capital Advisors, LLC, is the investment advisor to the Fund.  Joel Shulman is the senior managing member of the Advisor and controls the Advisor.  The Advisor was organized on June 3, 2010 in the State of Delaware and the Sub Advisor was organized on April 1, 2010, also in the State of Delaware.

The Advisor has overall responsibility for assets under management, provides overall investment strategies and programs for the Fund, selects sub-advisors, allocates assets among the sub-advisors and monitors and evaluates the sub-advisors’ performance.  The Advisor has entered into a sub-advisory agreement with the Sub-Advisor.  Joel Shulman is the senior managing member of the Sub-Advisor and controls the Sub-Advisor.  Dr. Shulman’s position with the Trust and the Fund is described below under the caption “Portfolio Manager” and above under the caption “Management-Management Information.”

The benefits derived by the Advisor and/or Sub-Advisor from soft dollar arrangements are described under the caption “Portfolio Transactions and Brokerage.”  None of the non-interested Trustees, or any members of their immediate family, owns shares of the Advisor or the Sub-Advisor or any companies, other than registered investment companies, controlled by or under common control with the Advisor or Sub-Advisor.

Under the investment advisory agreement for the Fund (the “Advisory Agreement”), the Advisor, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for making the investment decisions necessary for managing the Fund and maintaining its organization, pays the salaries and fees of all officers of the Trust and Trustees (except the fees paid to non-interested Trustees) and bears all sales and promotional expenses of the Fund, other than distribution expenses paid by the Fund pursuant to the Fund’s Service and Distribution Plan, if any.  For the foregoing, the Fund pays the Advisor a monthly fee based on the Fund’s average daily net assets at the annual rate of 1.25%.

The Fund pays all of its expenses not assumed by the Advisor, including, but not limited to, the professional costs of preparing and the cost of printing its registration statement required under the Securities Act and the 1940 Act and any amendments thereto, the expenses of registering its shares with the Securities and Exchange Commission (the “SEC”) and qualifying in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of Trustee and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges on any borrowings, dividend and interest payments on securities sold short, brokerage commissions, and expenses incurred in connection with portfolio transactions.  The Fund also pays salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of the Fund’s assets, expenses of calculating the NAV and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and share transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems relating thereto.

The Advisor is contractually obligated to reimburse the Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding all federal, state and local taxes, interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, brokerage commissions and extraordinary items, in any year, exceed: (a) 1.95% of the average net assets of the Fund’s Class A shares; (b) 1.95% of the average net assets of the Fund’s Retail class shares; and (c) 1.70% of the average net assets of the Fund’s Institutional Class shares, for such year, as determined by valuations made as of the close of each business day of the year.

Reimbursement of expenses in excess of the applicable limitation will be made on a regular basis and will be paid to the Fund by reduction of the Advisor’s fee, subject to later adjustment during the remainder of the Fund’s fiscal year.  The Advisor may from time to time, at its sole discretion, reimburse the Fund for expenses incurred in addition to the reimbursement of expenses in excess of applicable limitations.  The Fund monitors its expense ratio at least on a monthly basis.  If the accrued amount of the expenses of the Fund exceed the expense limitation, the Fund creates a receivable from the Advisor for the amount of such excess.  In such a situation the monthly payment of the Advisor’s fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Fund’s fiscal year if accrued expenses thereafter fall below this limit.

Under the sub-advisory agreement for the Fund (the “Sub-Advisory Agreement”), the Sub-Advisor makes specific portfolio investments in accordance with the Fund’s investment objective and the Sub-Advisor’s investment approach and strategies.  The Advisor pays a sub-advisory fee to the Sub-Advisor from its own assets, and the sub-advisory fee is not an additional expense of the Fund.

The Advisory Agreement and the Sub-Advisory Agreement each remain in effect for two (2) years from its effective date and thereafter continues in effect for as long as its continuance is specifically approved at least annually, by (i) the Board, or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or the Sub-Advisory Agreement, as the case may be, or interested persons of the Advisor or the Sub-Advisor, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement and the Sub-Advisory Agreement each provides that it may be terminated at any time without the payment of any penalty, by the Board or by vote of a majority of the Fund’s shareholders, on sixty (60) calendar days’ written notice to the Advisor or the Sub-Advisor, as the case may be, and by the Advisor or the Sub-Advisor, as the case may be, on the same notice to the Fund and that it shall be automatically terminated if it is assigned.

The Advisory Agreement and the Sub-Advisory Agreement each provides that the Advisor or the Sub-Advisor, as the case may be, shall not be liable to the Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.  The Advisory Agreement and the Sub-Advisory Agreement each also provides that the Advisor or the Sub-Advisor, as the case may be, may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

The Administrator, Fund Accountant and Transfer Agent

The administrator to the Trust is U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202 (the “Administrator” or “USBFS”)).  Pursuant to an Administration Servicing Agreement entered into between the Trust and the Administrator (the “Administration Agreement”), the Administrator prepares and maintains the books, accounts and other documents required by the 1940 Act, responds to stockholder inquiries, prepares the Fund’s financial statements and tax returns, prepares certain reports and filings with the SEC and with state blue sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains the Fund’s financial and accounting records and generally assists in all aspects of the Fund’s operations.  The Administrator, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administration Agreement.  For the foregoing, the Administrator receives from the Fund a fee, paid monthly at an annual rate of 0.05% of the first $1 billion of the Fund average net assets, 0.04% of the next $1 billion of the Fund average net assets, 0.02% of the next $1 billion of the Fund average net assets, and 0.015% of the Fund average net assets in excess of $3 billion.  Notwithstanding the foregoing, the minimum annual fee payable to the Administrator is $35,000.

As of the date of this SAI, the Fund had not yet commenced operations, and had not incurred any fees payable to the Administrator pursuant to the Administration Agreement.

The Administration Agreement will remain in effect until terminated by either party. The Administration Agreement may be terminated at any time, without the payment of any penalty, by the Board upon the giving of ninety (90) days’ written notice to the Administrator, or by the Administrator upon the giving of ninety (90) days’ written notice to the Trust.

Under the Administration Agreement, the Administrator is required to exercise reasonable care and is not liable for any error or judgment or mistake of law or for any loss suffered by the Trust in connection with its performance under the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties under the Administration Agreement.

In addition, the Trust has entered into an Accounting Servicing Agreement with USBFS pursuant to which USBFS has agreed to maintain the financial accounts and records of the Fund and provide other accounting services to the Fund.  For its accounting services, USBFS is entitled to receive fees, payable monthly from the Fund at an annual rate of 0.015% for the first $1 billion of average net assets, 0.0075% on the next $1 billion of average net assets, and 0.0050% of average net assets exceeding $2 billion.  Notwithstanding the foregoing, the minimum annual fee payable for accounting services is $35,000.  USBFS also is entitled to certain out of pocket expenses, including pricing expenses.

USBFS also acts as the Fund’s transfer agent dividend disbursing agent.  As transfer and dividend disbursing agent, USBFS has agreed to (i) issue and redeem shares of the Fund, (ii) make dividend and other distributions to stockholders of the Fund, (iii) respond to correspondence by Fund stockholders and others relating to its duties, (iv) maintain stockholder accounts, and (v) make periodic reports to the Fund.

USBFS is a subsidiary of U.S. Bank N.A., which is also the parent company of the Fund’s custodian.

Custodian

U.S. Bank, N.A., an affiliate of USBFS, serves as custodian of the Fund’s assets pursuant to the Custody Agreement.  Under the Custody Agreement, U.S. Bank, N.A. has agreed to (i) maintain a separate account in the name of the Fund, (ii) make receipts and disbursements of money on behalf of the Fund, (iii) collect and receive all income and other payments and distributions on account of the Fund’s portfolio investments, (iv) respond to correspondence from stockholders, security brokers and others relating to its duties, and (v) make periodic reports to the Fund concerning the Fund’s operations.  U.S. Bank, N.A. does not exercise any supervisory function over the purchase and sale of securities.  U.S. Bank is located at 777 East Wisconsin, 31st Floor, Milwaukee, WI 53202.

Distributor

Rafferty Capital Markets, LLC (the “Distributor”) serves as the distributor for the Fund. Its principal business address is 59 Hilton Avenue, Garden City, NY 11530.  The Distributor offers shares of the Fund on a continuous basis, reviews advertisements of the Fund and acts as liaison for the Fund’s broker-dealer relationships.  The Distributor is not obligated to sell any certain number of shares of the Fund.

PORTFOLIO MANAGER

The investment advisors associated with the Fund are Weston Capital Advisors, LLC and EntrepreneurShares, LLC.  The portfolio manager to the Fund may have responsibility for the day-to-day management of accounts other than the Fund.  Information regarding these other accounts is set forth below.  The number of accounts and assets is shown as of May 30, 2010.

	Number of Other Accounts Managed And Total Assets by Account Type			Number of Accounts and Total Assets for Which Advisory Fee is Performance-Based
Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Joel M. Shulman	None	None	1	None	None	1
	N/A	N/A	$14,774,002	N/A	N/A	$14,774,002

The portfolio manager may be responsible for managing other accounts.  The Sub-Advisor typically assigns accounts with similar investment strategies to the portfolio manager to mitigate the potentially conflicting investment strategies of accounts.  Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by the Sub-Advisor or one of its affiliates in an account and certain trading practices used by the portfolio manager (for example, cross trades between the Fund and another account and allocation of aggregated trades).  The Sub-Advisor has developed policies and procedures reasonably designed to mitigate those conflicts.  In particular, the Sub-Advisor has adopted policies limiting the ability of portfolio manager to cross securities (pursuant to these policies, if the Sub-Advisor is to act as agent for both the buyer and seller with respect to transactions in investments, the portfolio manager will first: (a) obtain approval from the Sub-Advisor’s Chief Compliance Officer and (b) inform the customer of the capacity in which the Sub-Advisor is acting; and no dual agency transaction can be undertaken for any ERISA customer unless an applicable prohibited transaction exemption applies) and policies designed to ensure the fair allocation of securities purchased on an aggregated basis (pursuant to these policies all allocations must be fair between clients and, to be reasonable in the interests of clients, generally will be made in proportion to the size of the original orders placed).

The portfolio manager is compensated in various forms.  The following table outlines the forms of compensation paid to the portfolio manager as of May 30, 2010.  There are no differences between the method used to determine the portfolio manager’s compensation with respect to the Fund and other accounts.

Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Joel M. Shulman	Salary (paid in cash)	Weston Capital Advisors, LLC	Dr. Shulman’s salary is determined on an annual basis, and it is a fixed amount throughout the year.

	Bonus (paid in cash)	Weston Capital Advisors, LLC	Dr. Shulman is a senior managing member of the Advisor and receives a bonus based on the profitability of the Advisor.

As of the date of this SAI, the Advisor holds all of the Fund’s outstanding shares and, as a result, is deemed to control the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Generally

Under the Sub-Advisory Agreement, the Sub-Advisor is responsible for decisions to buy and sell securities for the Fund, broker dealer selection, and negotiation of brokerage commission rates.  (These activities of the Sub-Advisor are subject to the general supervision and responsibility of the Board, as are all of the activities of the Sub-Advisor under the Sub-Advisory Agreement.)  The primary consideration of the Sub-Advisor in effecting a securities transaction will be execution at the most favorable securities price.  Some of the portfolio transactions of the Fund may be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Fund.  Such principal transactions may, however, result in a profit to market makers.  In certain instances the Advisor may make purchases of underwritten issues for the Fund at prices that include underwriting fees.

In selecting a broker dealer to execute each particular transaction, the Sub-Advisor will take the following into consideration:  the best net price available; the reliability, integrity and financial condition of the broker dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker dealer to the investment performance of the Fund on a continuing basis.  Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker dealer if the difference is reasonably justified by other aspects of the portfolio trade execution services offered.  Subject to such policies as the Board may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by the Sub-Advisory Agreement solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage or research services to the Sub-Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Advisor determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Advisor’s overall responsibilities with respect to the Trust or other accounts for which the Sub-Advisor has investment discretion.  The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor, the Sub-Advisor or any affiliate of the foregoing.  Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine and the Sub-Advisor shall report on such allocations regularly to the Board, indicating the broker dealers to whom such allocations have been made and the basis therefore.

Brokerage Commissions

The Fund is newly organized and as of the date of this SAI has not paid any brokerage commissions.

NET ASSET VALUE

The NAV of the Fund will be determined as of the close of regular trading (normally, 4:00 P.M. Eastern Time) on each day the New York Stock Exchange (the “NYSE”) is open for trading.  The NYSE is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

The Fund’s NAV is equal to the quotient obtained by dividing the value of its net assets (its assets less its liabilities) by the number of shares outstanding.

In determining the NAV of the Fund’s shares, securities that are listed on a national securities exchange (other than The Nasdaq OMX Group, Inc., referred to as NASDAQ) are valued at the last sale price on the day the valuation is made.  Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market, are valued at the Nasdaq Official Closing Price.  Securities price information on listed stocks is taken from the exchange where the security is primarily traded.  Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid price.  Unlisted securities held by the Fund are valued at the average of the quoted bid and asked prices in the OTC market.

Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Sub-Advisor under procedures established by and under the general supervision and responsibility of the Board.  Short term investments which mature in less than 60 days are valued at amortized cost (unless the Board determines that this method does not represent fair value), if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to:  (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) options not traded on a securities exchange; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended, as permitted by the Securities and Exchange Commission; (e) foreign securities, if an event or development has occurred subsequent to the close of the foreign market and prior to the close of regular trading on the NYSE that would materially affect the value of the security; and (f) fixed income securities that have gone into default and for which there is not a current market value quotation.  Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the NYSE, the Fund may value the security at its fair value.  Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.  There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

The Fund reserves the right to suspend or postpone redemptions during any period when:  (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than customary weekend and holiday closings; (b) the SEC has granted an order to the Fund permitting such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

ADDITIONAL INFORMATION REGARDING PURCHASES AND SALES OF FUND SHARES

Class A shares are sold to investors at the public offering price, which is the NAV plus an initial sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table.  As provided in the table, the percentage sales charge declines based upon the dollar value of Class A shares an investor purchases. The Fund receives the entire NAV of all Class A shares that are sold.

Your Investment	As a Percentage of Offering Price	As a Percentage of Your Investment
Less than $50,000	4.75%	4.99%
At least $50,000 but less than $100,000	3.75%	3.90%
At least $100,000 but less than $250,000	2.75%	2.83%
At least $250,000 but less than $500,000	1.75%	1.78%
At least $500,000 but less than $1 million	1.00%	1.01%
At least $1 million	None*	None*
__________________
*
Although investors pay no initial sales charge when they invest $1 million or more in Class A shares of the Fund, such investors may be subject to a contingent deferred sales charge (CDSC) of up to 1.00% of the lesser of the cost of the Class A shares at the date of purchase or the value of the shares at the time of redemption if they redeem within one year of purchase.

Investors may purchase Fund shares from a broker-dealer, financial intermediary, or financial institution (each, a “Servicing Agent”) that has entered into an agreement with the Distributor concerning the Fund.  In addition, certain investors, including qualified retirement plans that are customers of certain Servicing Agents, may be eligible to purchase shares directly from the Fund.  Except in certain circumstances, shares purchased will be held in the investor’s account with its Servicing Agent.  Servicing Agents may charge their customers an annual account maintenance fee and transaction charges in connection with a brokerage account through which an investor purchases or holds shares.  Accounts held directly with the Fund are not subject to a maintenance fee or transaction charges.  Servicing Agents may receive up to 4.00% of the sales charge on Class A shares and may be deemed to be underwriters of the Fund as defined in the Securities Act.

Initial sales charges may be waived for certain types of investors, including:

●
Investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by nonaffiliated broker-dealers and other financial institutions that have entered into agreements with the Fund, the distributor, or its affiliates.

●
Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Fund, the distributor, or its affiliates.

If you qualify for a waiver of the initial sales charge, you must notify your Servicing Agent or the transfer agent at the time of purchase.  Investors in Class A shares of the Fund may open an account by making an initial investment of at least $2,500 for each account ($1,000 for Individual Retirement Accounts (IRAs)).  Investors may purchase shares of the Fund through the Automatic Investment Plan on a monthly, quarterly, semi-annual, or annual basis.  Subsequent investments must be at least: (i) $50 for accounts using the Automatic Investment Plan; or (ii) $100 for all other accounts.

The Fund reserves the right to waive or change investment minimums, to decline any order to purchase its shares, and to suspend the offering of shares from time to time.  To utilize any sales charge reduction, an investor must complete the appropriate section of the investor’s application or contact the investor’s Servicing Agent.  In order to obtain sales charge reductions, an investor may be required to provide information and records, such as account statements, to the investor’s Servicing Agent.

Purchase orders received by the Fund or its agent prior to the close of regular trading on the NYSE, in good order, on any day that the Fund calculates its NAV, are priced according to the NAV determined on that day (the “trade date”).  For shares purchased through a Servicing Agent, payment for shares of the Fund is due on the third business day after the trade date.  In all other cases, payment must be made with the purchase order.  The Fund has authorized certain brokers to accept on its behalf purchase and redemption orders and have authorized these brokers to designate intermediaries to accept such orders.  The Fund will be deemed to have received such an order when an authorized broker or its designee accepts the order.  Orders will be priced at the Fund’s NAV next computed after they are accepted by an authorized broker or designee.  Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.  From time to time, the Distributor or the Advisor, or their affiliates, at their expense, may provide additional commissions, compensation, or promotional incentives (“concessions”) to dealers that sell or arrange for the sale of Class A shares of the Fund.

Such concessions provided by the Distributor or the Advisor, or their affiliates, may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Fund, and/or other dealer-sponsored events.  From time to time, the Distributor or the Advisor, or their affiliates, may make expense reimbursements for special training of a dealer’s registered representatives and other employees in group meetings or to help pay the expenses of sales contests.  Other concessions may also be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”).

Right of Accumulation for Class A Shares

The right of accumulation lets an investor add the value of the Fund’s Class A shares that the investor already owns to the amount of the investor’s next investment for the purpose of calculating the Class A shares sales charge.  The reduced sales load reflected in the sales charge tables applies to purchases of Class A shares of the Fund.  An aggregate investment includes all Class A shares of the Fund plus the shares being purchased.  The current offering price is used to determine the value of all such shares.  The same reduction is applicable to Class A share purchases under a Letter of Intent as described below.  A family group may be treated as a single purchaser under the right of accumulation privilege.  A family group includes a spouse, parent, stepparent, grandparent, child, stepchild, grandchild, sibling, father-in-law, mother-in-law, brother-in-law, or sister-in-law, including trusts created by these family members.  An investor must notify the investor’s Servicing Agent at the time an order is placed for a purchase that would qualify for the reduced Class A shares sales charge on the basis of previous purchases.  In order to obtain sales charge reductions, an investor may be required to provide information and records, such as account statements, to the investor’s Servicing Agent.  Similar notification must be given in writing when such an order is placed by mail.  The reduced Class A shares sales charge will not be applied if such notification is not furnished at the time of the order.  The reduced sales charge also will not be applied unless the records of the Distributor or the investor’s Servicing Agent confirm the investor’s representations concerning his or her holdings.

Letter of Intent for Class A Shares

A Letter of Intent ("LOI") lets an investor purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.  An investor may use an LOI  to qualify for reduced sales charges if the investor plans to invest at least $50,000 in the Fund’s Class A shares during a 13-month period.  The calculation of this amount would include the investor’s current holdings of all Class A shares of the Fund, as well as any reinvestment of dividends and capital gains distributions.  When an investor signs this letter, the Fund agrees to charge the investor the reduced sales charges listed above.  Completing an LOI does not obligate the investor to purchase additional shares.  However, if the investor does not achieve the stated investment goal within the 13-month period, the investor is required to pay the difference between the Class A shares sales charges otherwise applicable and sales charges actually paid, which may be deducted from the investor’s investment.  The term of the LOI  will commence upon the date the LOI is signed, or at the option of the investor, up to 30 days before such date.  An investor must contact the investor’s Servicing Agent or call 1-877-271-8811 to obtain an LOI application.

Telephone Redemption and Exchange Program for Class A Shares

Investors who do not have a brokerage account with a Servicing Agent may be eligible to redeem and exchange Class A shares of the Fund by telephone.  An investor should call 1-877-271-8811 to determine if he or she is entitled to participate in this program.  Once eligibility is confirmed, the investor must complete and return a Telephone/Wire Authorization Form, along with a Medallion Signature Guarantee.  Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant’s signature guarantee when making the initial investment in the Fund.

Neither the Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine.  The Fund reserves the right to suspend, modify, or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time.  During periods of drastic economic or market changes, or severe weather, or other emergencies, investors may experience difficulties implementing a telephone redemption.  In such an event, another method of instruction, if available, such as a written request sent via an overnight delivery service, should be considered.

The right of redemption may be suspended or the date of payment postponed: (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings); (b) when trading in markets the Fund normally utilizes is restricted, or an emergency as determined by the SEC exists, so that disposal of the Fund’s investments or determination of NAV is not reasonably practicable; or (c) for such other periods as the SEC by order may permit for the protection of the Fund’s shareholders.

TAXES

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Fund shares by U.S. shareholders.  This summary is based upon existing U.S. federal income tax law, which is subject to change, possibly with retroactive effect. This summary does not discuss all aspects of U.S. federal income taxation which may be important to particular investors in light of their individual investment circumstance, including investors subject to special tax rules, such as U.S. financial institutions, insurance companies, broker-dealers, tax-exempt organizations, partnerships, shareholders who are not United States persons (as defined in the Code), shareholders liable for the alternative minimum tax, persons holding shares through partnerships or other pass-through entities, or investors that have a functional currency other than the U.S. dollar, all of whom may be subject to tax rules that differ significantly from those summarized below.  This summary assumes that investors will hold their shares as “capital assets” (generally, property held for investment) for U.S. federal income tax purposes.  Prospective shareholders are urged to consult their own tax advisors regarding the non-U.S. and U.S. federal, state, and local income and other tax considerations that may be relevant to an investment in the Fund.

The Fund intends to elect to be treated and to qualify each year as a regulated investment company (“RIC”) under the Code.  To qualify for treatment as a RIC, the Fund must meet three numerical tests each year.

First, at least 90% of the gross income of a RIC must consist of dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter: (a) at least 50% of the value of a RIC’s total assets must consist of: (i) cash and cash items, U.S. government securities, the securities of other RICs; and (ii) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the RIC’s total assets and not more than 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of the RIC’s total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of: (i) any one issuer; (ii) any two or more issuers that the controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses; or (iii) any one or more qualified publicly traded partnerships.

Third, a RIC must distribute at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and its tax-exempt income, if any.

As a RIC, the Fund generally will not be subject to United States federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deductions for dividend paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders.  The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain.

In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of: (i) 98% of its ordinary income for such year; (ii) 98% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards; and (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no federal income tax.

If the Fund does not qualify as a RIC or fails to satisfy the 90% distribution requirement for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income.  Such distributions generally would be eligible: (i) to be treated as qualified dividend income (as described below) in the case of individual and other noncorporate shareholders; and (ii) for the dividends received deduction in the case of corporate shareholders. To later requalify for taxation as a regulated investment company, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

For United States federal income tax purposes, distributions paid out of the Fund’s current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable as ordinary dividend income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “2003 Tax Act”), certain income distributions paid by the Fund (whether paid in cash or reinvested in additional Fund Shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (15%, or 0% for individuals in the 10% or 15% tax brackets).  This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder with respect to his or her shares and the dividends are attributable to qualified dividend income received by the Fund itself.  For this purpose, “qualified dividend income” means dividends received by the Fund from U.S. corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations.  These special rules relating to the taxation of ordinary income dividends paid by the Fund that are attributable to the Fund’s qualified dividend income only apply to taxable years beginning before January 1, 2011.  Thereafter, all of the Fund’s dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional action is taken. There can be no assurance as to what portion of the Fund’s dividend distributions will qualify for favorable treatment under the 2003 Tax Act.

Shareholders receiving any distribution from the Fund in the form of additional shares pursuant to the dividend reinvestment plan will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Dividends of investment company taxable income designated by the Fund and received by corporate shareholders of the Fund will qualify for the dividends received deductions to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend: (i) to the extent the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds); (ii) if the Fund fails to meet certain holding period requirements for the stock on which the dividend is paid; or (iii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.  Moreover, the dividends received deduction may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or by application of the Code.

Distributions of net capital gain, if any, designated as capital gains dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares.  A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares.  To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.  Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

Selling shareholders will generally recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in the shares sold and the sale proceeds. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss.  The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is: (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less; or (ii) 15% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain distributions) (0% for individuals in the 10% or 15% tax brackets), but only for taxable years beginning on or before December 31, 2010.  Thereafter, the maximum rate will increase to 20%, unless Congress enacts legislation providing otherwise.

Any loss realized upon the sale or exchange of Fund shares with a holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received (or amounts designated as undistributed capital gains) with respect to such shares.  In addition, all or a portion of a loss realized on a sale or other disposition of Fund shares may be disallowed under “wash sale” rules to the extent the shareholder acquires other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within a period of 61 days, beginning 30 days before and ending 30 days after the date of disposition of the shares.  Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege.  Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

Dividends and distributions on the Fund’s shares are generally subject to United States federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment.  Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s NAV reflects gains that are either unrealized, or realized but not distributed.  Such realized gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses.  Certain distributions declared in October, November or December to shareholders of record of such month and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared.  In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the non-deductible 4% federal excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

Under legislation enacted in 2010, effective for tax years beginning after December 31, 2012, certain net investment income received by an individual having modified adjusted gross income in excess of $200,000 (or $250,000 for married individuals filing jointly) will be subject to a tax of 3.8 percent.  Undistributed net investment income of trusts and estates in excess of a specified amount will also be subject to this tax.  Dividends paid by the Fund will constitute investment income of the type subject to this tax.

The taxation of equity options that the Fund expects to write is governed by Code Section 1234.  Pursuant to Code Section 1234, the premium received by the Fund for selling a call option is not included in income at the time of receipt.  If the option expires, the premium is short-term capital gain to the Fund.  If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss.  If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long-term or short-term, depending upon the holding period of the security.  With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option.  If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option.  If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.  Because the Fund does not have control over the exercise of the call options it writes, such exercise or other required sales of the underlying securities may cause the Fund to realize capital gains or losses at inopportune times.

The Fund’s transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses.  These rules could, therefore, affect the character, amount and timing of distributions to shareholders.  In particular, the Fund expects to write call options with respect to certain securities held by the Fund. Depending on whether such options are exercised or lapse, or whether the securities or options are sold, the existence of these options will affect the amount and timing of the recognition of income and whether the income qualifies as long-term capital gain.  These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a RIC and the 98% distribution requirement for avoiding excise taxes.  The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a regulated investment company.

Further, the Fund’s transactions in options are subject to special and complex federal income tax provisions that may, among other things: (i) convert dividends that would otherwise constitute qualified dividend income into ordinary income; (ii) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment; (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (iv) convert long-term capital gain into short-term capital gain or ordinary income; (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited); and (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash.

Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively “foreign taxes”) that would reduce the return on its securities.  Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.

The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income.  Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” received on the stock of a PFIC or of any gain from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders.  The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain, which it may have to distribute to satisfy the distribution requirement and avoid imposition of the excise tax even if the QEF does not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

The Fund may elect to “mark to market” its stock in any PFIC.  “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC’s stock over the Fund’s adjusted basis therein as of the end of that year.  Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains (reduced by any prior deductions) with respect to that stock included by the Fund for prior taxable years under the election.  The Fund’s adjusted basis in each PFIC’s stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss.  Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rate between the acquisition and disposition dates, are also treated as ordinary income or loss.

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the Internal Revenue Service (the “Service”) as well as shareholders with respect to whom the Fund has received certain information from the Service or a broker may be subject to “backup” withholding of federal income tax arising  from  the Fund’s taxable dividends and other distributions as well as the gross proceeds of sales of shares, at a rate of 28% for amounts paid during 2010.  An individual’s TIN is generally his or her social security number. Backup withholding is not an additional tax.  Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder’s federal income tax liability, if any, provided that the required information is furnished to the Service.

The foregoing briefly summarizes some of the important federal income tax consequences to shareholders of investing in the Fund, reflects the federal tax law as of the date of this SAI, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors.  Unless otherwise noted, this discussion assumes that an investor is a United States person and holds shares as a capital asset.  This discussion is based upon current provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the Service retroactively or prospectively. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable to their particular circumstances, as well as any proposed tax law changes.

State and local taxes

Shareholders should consult their own tax advisers as to the state or local tax consequences of investing in the Fund.

GENERAL INFORMATION

Shareholder Meetings and Election of Trustees

As a Delaware statutory trust, the Trust is not required to hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings.  The Trust, however, must hold shareholder meetings for such purposes as, for example: (1) approving certain agreements as required by the 1940 Act; (2) changing fundamental investment restrictions of the Fund; and (3) filling vacancies on the Board in the event that less than a majority of the Trustees were elected by shareholders.  The Trust expects that there will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders.  At such time, the Trustees then in office will call a shareholders meeting for the election of Trustees.  In addition, the shareholders may remove any Trustee at any time, with or without cause, by vote of not less than a majority of the shares then outstanding.  Trustees may appoint successor Trustees.

Shares of Beneficial Interest

The Trust will issue new shares of the Fund at the Fund’s most current NAV.  The Trust is authorized to issue an unlimited number of shares of beneficial interest.  The Trust has registered an indefinite number of shares of the Fund under Rule 24f-2 of the 1940 Act.  Each share has one vote and is freely transferable; shares represent equal proportionate interests in the assets of the Fund only and have identical voting, dividend, redemption, liquidation and other rights.  The shares, when issued and paid for in accordance with the terms of the Prospectus, are deemed to be fully paid and non-assessable.  Shares have no preemptive, cumulative voting, subscription or conversion rights.  Shares can be issued as full shares or as fractions of shares.  A fraction of a share has the same kind of rights and privileges as a full share on a pro-rata basis.

Additional Series

The Board may from time to time establish additional series or classes of shares without the approval of shareholders.  The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

The Board may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (“Series Trustees”).  Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust.  To the extent provided by the Board in the appointment of Series Trustees, the Series Trustees may have, to the exclusion of any other Trustees of the Trust, all the powers and authorities of Trustees under the Declaration of Trust with respect to such Series or Class, but may have no power or authority with respect to any other series or class.  The Trustees identified in this SAI are Trustees of the overall Trust and not solely Series Trustees of the Fund.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Set forth below is a description of commercial paper ratings used by two major nationally recognized statistical ratings organizations (“NRSROs”), S&P and Moody’s.  NRSROs base their ratings on current information furnished by the issuer or obtained from other sources they consider reliable.  An NRSRO may change, suspend or withdraw its ratings due to changes in, unavailability of, such information or for other reasons.

Commercial Paper Ratings

S&P

An S&P commercial paper rating is a current opinion of the likelihood of timely payment of debt considered short-term in the relevant market.  Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest.  The two highest categories are as follows:

A-1.  This highest category indicates that the degree of safety regarding timely payment is strong.  Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2.  Capacity for timely payment on issues with this designation is satisfactory.  However the relative degree of safety is not as high as for issuers designated “A-1”.

Moody’s

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations.  These obligations have an original maturity not exceeding one year, unless explicitly noted.  Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1.  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:

●	Leading market positions in well-established industries.
●	High rates of return on funds employed.

●	Conservative capitalization structure with moderate reliance on debt and ample asset protection.
●	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
●	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2.  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young, LLP, located at 220 South Sixth Street, Suite 1400, Minneapolis, MN 55402, has been appointed by the Board to serve as the Fund’s independent registered public accounting firm.

FINANCIAL STATEMENTS

The following financial statements and report for the Fund are attached hereto:

●	Statement of Assets and Liabilities

●	Statement of Operations

●	Notes to the Financial Statements

●	Report of Independent Registered Public Accounting Firm

ENTREPRENEURSHARESTM SERIES TRUST
ENTREPRENEURSHARES GLOBAL FUNDTM
STATEMENT OF ASSETS AND LIABILITIES
October 15, 2010

ASSETS

Cash	$100,000
Receivable from investment advisor	23,669
Deferred offering costs	166
TOTAL ASSETS	$123,835

LIABILITIES
Accrued offering costs	166
Accrued organizational expenses	23,669

TOTAL LIABILITIES	$23,835

NET ASSETS	100,000
Capital shares outstanding, no par value, unlimited shares authorized	$10,000
Net asset value, offering and redemption price per share	$10.00

See accompanying notes to the statement of assets and liabilities.

ENTREPRENEURSHARESTM SERIES TRUST
ENTREPRENEURSHARES GLOBAL FUNDTM
STATEMENT OF OPERATIONS
For the One Day Ended October 15, 2010

INCOME

TOTAL INCOME	$-

EXPENSES	$-

Organizational expenses	23,669
Less: expenses reimbursed by advisor	(23,669)
TOTAL EXPENSES	$-

NET INCOME (LOSS)	-

See accompanying notes to the statement of operations.

ENTREPRENEURSHARESTM SERIES TRUST
NOTES TO STATEMENT OF ASSETS AND LIABILITIES

1.             Organization

EntrepreneurSharesTM Series Trust, a Delaware statutory trust (the “Trust”), was formed on July 1, 2010, and has authorized capital of unlimited shares of beneficial interest.  The Trust has had no operations to date other than matters relating to its organization and registration as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the sale and issuance to Weston Capital Advisors, LLC (“Weston” or the “Advisor”), of 10,000 shares of beneficial interest (“Shares”) at an aggregate purchase price of $100,000 in the EntrepreneurShares Global FundTM (the “Fund”).

2.             Summary of Significant Account Policies

Investment Valuations

In determining the NAV of the Fund’s shares, securities that are listed on a national securities exchange (other than The Nasdaq OMX Group, Inc., referred to as NASDAQ) are valued at the last sale price on the day the valuation is made.  Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market, are valued at the Nasdaq Official Closing Price.  Securities price information on listed stocks is taken from the exchange where the security is primarily traded.  Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid price.  Unlisted securities held by the Fund are valued at the average of the quoted bid and asked prices in the OTC market.  Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by EntrepreneurShares, LLC (the “Sub-Advisor”) under procedures established by and under the general supervision and responsibility of the Board.

Use of Estimates and Indemnifications:

The preparation of the statement of assets and liabilities in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in these financial statements.  Actual results could differ from those estimates.

In the normal course of business the Trust enters into contracts that contain a variety of representations which provide general indemnifications. The Trust’s maximum exposure under these arrangements cannot be known; however, the Trust expects any risk of loss to be remote.

Federal Income Tax:

The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended.  If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders.

3.             Agreements

Investment Advisory Agreement:

Weston oversees the performance of the Fund and is responsible for overseeing the management of the investment portfolio of the Fund.  These services are provided under the terms of an Investment Advisory Agreement dated October 14, 2010 (the “Investment Advisory Agreement”) between the Trust and the Advisor, pursuant to which the Advisor receives an annual advisory fee equal to 1.25% of the Fund’s average net assets.

Out of the advisory fee, the Advisor pays all expenses of managing and operating the Fund except all federal, state and local taxes; interest; brokerage commissions; reimbursement payments to securities lenders for dividend and interest payments on securities sold short; fees and expenses of the non-interested Trustees; as defined by the Investment Company Act of 1940, as amended; a portion of the cost of Trustee and officer liability insurance; and extraordinary items (including extraordinary legal expenses).  The expenses of the Fund’s operations borne by the Advisor include by way of illustration and not limitation, non-extraordinary legal expenses; salaries of administrative and clerical personnel; fees and expenses of the custodian of the Fund’s assets; fees and expenses of the Trust’s administrator; expenses of calculating the NAV and repurchasing and redeeming shares; charges and expenses of dividend disbursing agents, registrars and stock transfer agents; organizational costs; offering costs; the cost of keeping all necessary shareholder records and accounts; and the expense of registering shares of the Fund with the Securities and Exchange Commission and in the various states.

Through October 31, 2011, the Advisor agrees to waive and/or reimburse the Fund for its management fee and, to the extent necessary, bear other expenses, to limit the total annualized expenses (excluding borrowing and investment-related costs and fees, taxes, extraordinary expenses and fees and expenses of underlying funds) of Class A shares, Retail Class shares and Institutional Class shares of the Fund to the amounts of 1.95%, 1.95% and 1.70% per annum, respectively, of net assets attributable to such shares of the Fund.  The Advisor shall be permitted to recover expenses it has borne subsequent to the effective date of this agreement (whether through reduction of its management fee or otherwise) in later periods to the extent that the Fund’s expenses fall below the annual rates set forth above, provided, however, that the Fund is not obligated to pay any such reimbursed fees more than three years after the end of the fiscal year in which the expense was borne by the Advisor.

Distributor:

Rafferty Capital Markets, LLC serves as the Fund’s distributor.  Its principal business address is 59 Hilton Avenue, Garden City, NY 11530.

Administrator, Custodian and Transfer Agent:

The administrator and transfer agent to the Trust is U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202.  U.S. Bank, N.A., an affiliate of U.S. Bancorp Fund Services, LLC, located at 777 East Wisconsin, 31st Floor, Milwaukee, WI 53202, serves as custodian of the Fund’s assets.

4.           Distribution Plan

The Trust has adopted distribution and service (Rule 12b-1) plans for the Fund’s Class A and Retail Class shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended.  Each Plan allows the Fund to use up to 0.25% of the average daily net assets attributable to the relevant class of Fund shares, to pay sales, distribution, and other fees for the sale of that share class and for services provided to holders of that class of shares.  Because these fees are paid out of the Fund’s assets, over time, these fees will increase the cost of your investment in Class A or Retail Class shares and may cost you more than paying other types of sales charges.  The Fund’s Institutional Class shares are not subject to any distribution and service (Rule 12b-1) fees.

5.     Organization and Offering Costs

Organization costs consist of costs incurred to establish the Trust and enable it legally to do business.  These expenses will be advanced by the Advisor, and the Advisor has agreed to reimburse the Funds for these expenses, subject to potential recovery (see Note 3).  Offering costs include legal fees regarding the preparation of the initial registration statement.  These costs will be paid by the Fund.  The total amount of the organization costs and offering costs incurred by the Trust and Fund is estimated at approximately $23,669 and $166, respectively.

6.           Capital

The Trust has authorized capital of unlimited shares of no par value which may be issued in more than one class or series.  Currently the Trust consists of one series, the Fund.

7.           Related Parties

At October 15, 2010, certain officers of the Trust were also employees of the Advisor.

8.           Subsequent Events Evaluation

In preparing the statement of assets and liabilities, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the statement of assets and liabilities was available to be issued.  This evaluation did not result in any subsequent events that necessitated disclosure and/or adjustments.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholder of the EntrepreneurShares Global FundTM:

We have audited the accompanying statement of assets and liabilities of EntrepreneurShares Global FundTM (the “Fund”) the sole portfolio of EntrepreneurSharesTM Series Trust, as of October 15, 2010, and the related statement of operations for the one day ended October 15, 2010.  These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  We were not engaged to perform an audit over the Fund’s internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Fund as of October 15, 2010, and the results of its operations for the one day ended October 15, 2010, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
November 3, 2010